   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997
                                                       REGISTRATION NO. 33-66406
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 5
                                     AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 7

--------------------------------------------------------------------------------

                      THE AMERICAN SEPARATE ACCOUNT NO. 2
                           (Exact name of Registrant)

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                               320 PARK AVENUE
                          NEW YORK, NEW YORK 10022
            (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                   (212) 224-1600
               (DEPOSITOR'S TELEPHONE NUMBER INCLUDING AREA CODE)

         PATRICK A. BURNS, ESQ.                      Copy to:
      THE AMERICAN LIFE INSURANCE             J. SUMNER JONES, ESQ.
         COMPANY OF NEW YORK                  JONES & BLOUCH L.L.P.
           320 PARK AVENUE                       SUITE 405 WEST
      NEW YORK, NEW YORK 10022           1025 THOMAS JEFFERSON STREET NW
(Name and Address of Agent for Service)       WASHINGTON, DC 20007

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.
                                ---------------

  It is proposed that this filing will become effective:

           immediately upon filing pursuant to paragraph (b) of Rule 485
       ---
        X  on May 1, 1997 pursuant to paragraph (b) of Rule 485
       ---
           60 days after filing pursuant to paragraph (a) of Rule 485
       ---
           on (date) pursuant to paragraph (a) of Rule 485.
       ---

  The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on February 28, 1997.

PROSPECTUS
-------------------------------------------------------------------------------
                    INDIVIDUAL RETIREMENT ANNUITY CONTRACTS
                  FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS

                                   Issued By

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                320 Park Avenue
                           New York, New York 10022

                                    Through

                      THE AMERICAN SEPARATE ACCOUNT NO. 2
-------------------------------------------------------------------------------
The American Life Insurance Company of New York (the INSURANCE COMPANY) offers two types of individual variable accumulation annuity contracts (Contracts):
an Individual Retirement Annuity Contract (IRA CONTRACT); and an individual Flexible Premium Deferred Annuity Contract (FPA CONTRACT). This Prospectus refers to persons who are issued IRA or FPA Contracts as POLICYOWNERS.

IRA and FPA Contracts are designed for use by individuals and others for retirement and long-term financial planning. A Policyowner may make Contributions under a Contract and accumulate value. A Policyowner may withdraw value from the Contract during the accumulation period, but a penalty tax generally will apply unless the Policyowner is age 59 1/2 or older. See "Federal Tax Matters--Penalty Taxes" in the Prospectus. At a future date, a Policyowner may choose to apply the accumulated value to provide the Policyowner with fixed monthly Annuity Payments from the Insurance Company.

In general, a Policyowner may make Contributions under a Contract in whatever amounts and at whatever frequency the Policyowner selects. A Policyowner may allocate Contributions to any of the sixteen Funds of The American Separate Account No. 2 (SEPARATE ACCOUNT) or to the General Account of the Insurance Company. This Prospectus refers to the Separate Account Funds and the General Account as the INVESTMENT ALTERNATIVES. A Policyowner at any time may transfer values among the Investment Alternatives.

The value of a Policyowner's Contributions allocated to the Separate Account Funds will accumulate on a variable basis, because the value will vary with the investment experience of the Funds. Each Separate Account Fund invests its assets in a corresponding fund or portfolio of one of the following (the UNDERLYING FUNDS):

 . MUTUAL OF AMERICA INVESTMENT CORPORATION: Money Market Fund, All America
  Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund or Aggressive Equity Fund;

 . VARIABLE INSURANCE PRODUCTS FUNDS OF FIDELITY INVESTMENTS:(R) Equity-Income
  Portfolio of the Variable Insurance Products Fund, and Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II;

 . SCUDDER VARIABLE LIFE INVESTMENT FUND: Scudder Capital Growth Portfolio,
  Scudder Bond Portfolio, and Scudder International Portfolio;

 . AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable
  Portfolios, Inc. (formerly called the TCI Growth Fund); and

 . CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO of Acacia Capital
  Corporation.

The current prospectuses for the Underlying Funds are attached to this Prospectus. They describe the investment objectives and policies, and the investment risks, of each of the Underlying Funds. This Prospectus is not valid unless it is attached to the current prospectuses for the Underlying Funds.

THE INSURANCE COMPANY DOES NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY FUND OF THE SEPARATE ACCOUNT. The Policyowner bears the entire investment risk, including the risk of a decline in value, for amounts the Policyowner allocates to any Separate Account Fund.

The Insurance Company will pay interest on the value of a Policyowner's Contributions allocated to the General Account. The Insurance Company will establish the interest rate and will change the interest rate from time to time, but the interest rate will never be less than an effective annual rate of 3%. This Prospectus generally describes only the variable, or Separate Account, Investment Alternatives. There is a brief description of the General Account under the heading "The General Account" in the Prospectus.

This Prospectus has information you should know before purchasing a Contract. You should read it carefully and keep it for future reference. There is a Statement of Additional Information (an SAI) about the Contracts and the Separate Account, which you may obtain for free by writing to the Insurance Company at the address at the top of this page or by calling 1-800-872-5963. The SAI, which has the same date as the Prospectus, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. To help you determine if you would like a copy of the SAI, the table of contents for the SAI is at the end of this Prospectus.

-------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION PASSED  UPON THE
         ACCURACY OR ADEQUACY OF  THIS PROSPECTUS. ANY REPRESENTATION
            TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Dated: May 1, 1997

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Table of Annual Expenses.............    3
Unit Value Information...............    5
Summary..............................    6
The American Life Insurance Company
 of
 New York............................   11
The Separate Account.................   11
Investments of the Separate Account..   12
  Shared Funding Arrangements........   14
  Investment Advisers for the
   Underlying Funds..................   14
Charges..............................   15
  Administrative Charges.............   15
  Distribution Expense Charge........   15
  Mortality and Expense Risk Charge..   16
  Expenses of the Underlying Funds...   16
The Accumulation Period..............   16
  Purchase of a Contract.............   16
  Payment of Contributions...........   16
  Allocations of Contributions among
   Investment Alternatives...........   18
  Accumulation Units in Separate
   Account Funds.....................   18
  Calculation of Accumulation Unit
   Values............................   18
  Accumulation Unit Values for
   Transactions under Contracts......   19
  Transfers Among Investment
   Alternatives......................   19

                                                                       PAGE
                                                                       ----
  Withdrawals.........................................................  19
  Specified Payments Options..........................................  20
  Death Benefits......................................................  20
  Termination by the Insurance Company................................  21
  Postponement of Payments............................................  21
The Annuity Period....................................................  21
  General.............................................................  21
  Annuity Commencement Date...........................................  22
  Available Forms of Annuity..........................................  22
  Amount of Annuity Payments..........................................  23
  Small Benefit Payments..............................................  23
The General Account...................................................  23
General Matters.......................................................  24
Federal Tax Matters...................................................  26
Voting Rights.........................................................  29
Performance Information...............................................  30
Funding and Other Changes.............................................  30
Other Variable Annuity Contracts......................................  30
Table of Contents of the Statement of Additional Information..........  31
Obtaining a Copy of the Statement of Additional Information...........  31
Order Form for Statement of Additional Information....................  31
Glossary of Definitions...............................................  32


THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE THE INSURANCE COMPANY MAY NOT LAWFULLY OFFER THE CONTRACTS FOR SALE. THE INSURANCE COMPANY HAS NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OF CONTRACTS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF A PROSPECTIVE PURCHASER RECEIVES ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS FROM ANYONE, THE PURCHASER MUST NOT RELY ON THEM TO MAKE ANY PURCHASE DECISION.

                           TABLE OF ANNUAL EXPENSES

                                        Investment Company                            Fidelity VIP II
                            -------------------------------------------              -------------------
                                   All America, Bond,
                                     Mid-Term Bond,                     Fidelity VIP
                            Money      Short-Term     Equity Aggressive   Equity-                 Asset
                            Market  Bond, Composite   Index    Equity      Income    Contrafund  Manager
                            ------ ------------------ ------ ---------- ------------ ----------  -------
 POLICYOWNER
  TRANSACTION
  EXPENSES
  Sales Load
   Imposed on
   Purchases.......          None         None         None     None        None        None      None
  Deferred Sales
   Load............          None         None         None     None        None        None      None
  Surrender Fees...          None         None         None     None        None        None      None
  Exchange Fee.....          None         None         None     None        None        None      None
 ANNUAL CONTRACT
  FEE(1)...........           $24          $24          $24      $24         $24         $24       $24
                             ====         ====         ====     ====        ====        ====      ====
 SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a percentage
   of average
   account value)
  Mortality and
   Expense Risk
   Fees............           .50%         .50%         .50%     .50%        .50%        .50%      .50%
                             ----         ----         ----     ----        ----        ----      ----
  Account Fees and
   Expenses
   Administrative
   Charges
   (after reimbursement)(2)   .40%         .40%         .40%     .40%        .40%        .40%      .40%
   Distribution Ex-
    pense Charge...           .35          .35          .35      .35         .35         .35       .35
                             ----         ----         ----     ----        ----        ----      ----
   Total Account
    Fees and
    Expenses.......           .75          .75          .75      .75         .75         .75       .75
                             ----         ----         ----     ----        ----        ----      ----
  Total Separate
   Account
   Expenses........          1.25%        1.25%        1.25%    1.25%       1.25%       1.25%     1.25%
                             ====         ====         ====     ====        ====        ====      ====
 UNDERLYING FUNDS'
  ANNUAL EXPENSES
  (as a percentage
   of average net
   assets)
  Management Fees..           .25%         .50%        .125%     .85%        .51%        .61%      .64%
  Other Expenses
   (after
   reimbursement)(3)..       None         None         None     None         .07%        .13%      .10%
                             ----         ----         ----     ----        ----        ----      ----
  Total Underlying
   Fund
   Expenses(3).....           .25%         .50%        .125%     .85%        .58%(4)     .74%(4)   .74%(4)
                             ====         ====         ====     ====        ====        ====      ====
                                     Scudder
                            ---------------------------
                                                         American     Calvert
                                                        Century VP  Responsibly
                            Capital                     Capital Ap-  Invested
                            Growth  Bond  International preciation   Balanced
                            ------- ----- ------------- ----------- ------------
 POLICYOWNER
  TRANSACTION
  EXPENSES
  Sales Load
   Imposed on
   Purchases.......          None   None      None         None        None
  Deferred Sales
   Load............          None   None      None         None        None
  Surrender Fees...          None   None      None         None        None
  Exchange Fee.....          None   None      None         None        None
 ANNUAL CONTRACT
  FEE(1)...........           $24    $24       $24          $24         $24
                            ======= ===== ============= =========== ============
 SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a percentage
   of average
   account value)
  Mortality and
   Expense Risk
   Fees............           .50%   .50%      .50%         .50%        .50%
                            ------- ----- ------------- ----------- ------------ ---
  Account Fees and
   Expenses
   Administrative
   Charges
   (after reimbursement)(2)   .40%   .40%      .40%         .20%        .40%
   Distribution Ex-
    pense Charge...           .35    .35       .35          .35         .35
                            ------- ----- ------------- ----------- ------------ ---
   Total Account
    Fees and
    Expenses.......           .75    .75       .75          .55         .75
                            ------- ----- ------------- ----------- ------------ ---
  Total Separate
   Account
   Expenses........          1.25%  1.25%     1.25%        1.05%       1.25%
                            ======= ===== ============= =========== ============
 UNDERLYING FUNDS'
  ANNUAL EXPENSES
  (as a percentage
   of average net
   assets)
  Management Fees..          .475%  .475%     .863%        1.00%        .71%
  Other Expenses
   (after
   reimbursement)(3)..       .055%  .135%     .187%        None         .13%
                            ------- ----- ------------- ----------- ------------ ---
  Total Underlying
   Fund
   Expenses(3).....           .53%   .61%     1.05%        1.00%        .84%(5)
                            ======= ===== ============= =========== ============

-------
(1) A Policyowner pays a monthly amount of $2.00 (but not to exceed 1/12 of 1% of the Account Value in any month) under a Contract. The Insurance Company deducts the monthly charge from the Policyowner's values allocated to the General Account, if any, or from one or more Funds of the Separate Account in the order described in "Charges--Administrative Charges".

(2) The investment adviser for the American Century VP Capital Appreciation Fund reimburses the Insurance Company at an annual rate of up to .20% for administrative expenses. If the Fund Participation Agreement that provides for this reimbursement were terminated, then the Separate Account administrative expense for the Fund would be an annual rate of .40%.

(3) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. Management fees and other expenses of the Underlying Funds are described in the prospectuses of the Underlying Funds, which are attached to this Prospectus.
(4) A portion of the brokerage commissions that these Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses for the VIP Equity-Income Portfolio and the VIP II Contrafund and Asset Manager Portfolios for 1996 would have been .56%, .71% and .73%, respectively.

(5) The expense ratio has been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. Management fees may be adjusted based on performance by the Portfolio's advisers, which could cause the fee to be as high as .85% or as low as .55%, depending on performance. The Portfolio indirectly pays expenses of 0.03%, and the Portfolio's total operating expenses for 1996 (after restatement) would have been .81% with reductions to reflect fees paid indirectly.

EXAMPLES

The examples below show the expenses that a Policyowner would pay under a Contract over various time periods if the Policyowner made a $1,000 investment and there was a 5% annual rate of return on the investment. The Insurance Company does not impose any surrender charge when a Policyowner surrenders a Contract, so the Policyowner's expenses would be the same whether or not the Policyowner surrendered the Contract at the end of the applicable time period.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
EXAMPLE FOR INVESTMENT COMPANY MONEY MARKET
 FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $17.69 $57.52  $103.93 $254.49
EXAMPLE FOR INVESTMENT COMPANY ALL AMERICA,
 BOND, SHORT-TERM BOND,
 MID-TERM BOND AND COMPOSITE FUNDS
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $20.26 $65.74  $118.49 $288.42
EXAMPLE FOR INVESTMENT COMPANY EQUITY INDEX
 FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $16.40 $53.39   $96.58 $237.20
EXAMPLE FOR INVESTMENT COMPANY AGGRESSIVE
 EQUITY FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $23.86 $77.14  $138.58 $334.52
EXAMPLE FOR FIDELITY VIP EQUITY-INCOME FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $21.09 $68.36  $123.12 $299.10
EXAMPLE FOR FIDELITY VIP II CONTRA FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $22.73 $73.57  $132.30 $320.21
EXAMPLE FOR FIDELITY VIP II ASSET MANAGER FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $22.73 $73.57  $132.30 $320.21
EXAMPLE FOR SCUDDER CAPITAL GROWTH FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $20.57 $66.72  $120.23 $292.44
EXAMPLE FOR SCUDDER BOND FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $21.40 $69.34  $124.84 $303.08
EXAMPLE FOR SCUDDER INTERNATIONAL FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $25.91 $83.61  $149.90 $360.15
EXAMPLE FOR AMERICAN CENTURY VP CAPITAL
 APPRECIATION FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $23.35 $75.52  $135.73 $328.04
EXAMPLE FOR CALVERT RESPONSIBLY INVESTED
 BALANCED FUND
 The expenses you would pay on a $1,000
  investment, assuming a 5% annual return on
  assets:...................................... $23.76 $76.82  $138.01 $333.23

The examples above are to assist a Policyowner in understanding the various costs and expenses that a Policyowner will bear, directly or indirectly, under a Contract. The examples reflect the expenses of the Separate Account, as well as those of the Underlying Funds, as they were for the year ended December 31, 1996. See "Table of Annual Expenses."

ACTUAL EXPENSES FOR PERIODS AFTER 1996 MAY BE GREATER OR LESS THAN THE EXPENSES ON WHICH THE EXAMPLES WERE BASED. The Insurance Company has assumed a 5% annual rate of return in the examples for illustration purposes. The 5% rate is not an estimate or guarantee of the Separate Account Funds' future investment performance. Each example also assumes an annual contract fee of $1.99 per $1,000 of value in the Separate Account based on an average account value of $12,063. See "Charges--Administrative Charges" for a description of how the $2.00 per month Contract fee would be deducted from the Investment Alternatives.

                            UNIT VALUE INFORMATION

The tables below show changes in Accumulation Unit value and in the number of units outstanding for each Separate Account Fund for the period from the commencement of operations of that Fund to December 31, 1996. Arthur Andersen LLP, the Funds' independent auditor, has audited the information below. The All America Fund (previously called the Stock Fund) changed its investment objectives and policies and added subadvisers on May 1, 1994. Prior to May 1, 1995, the Calvert Responsibly Invested Balanced Portfolio was known as the Calvert Socially Responsible Series and had a different subadviser. Prior to May 1, 1997, the American Century VP Capital Appreciation Fund was known as the TCI Growth Fund.

                                                           INVESTMENT COMPANY
                  ----------------------------------------------------------------------------------------------------
                                               ALL AMERICA                  EQUITY INDEX                 BOND
                   MONEY MARKET FUND               FUND                         FUND                     FUND
                  -------------------- ---------------------------- ---------------------------- ---------------------
                   1996   1995   1994   1996    1995    1994  1993   1996    1995    1994  1993   1996    1995   1994
                  ------ ------ ------ ------- ------- ------ ----- ------- ------- ------ ----- ------- ------ ------
Unit value, be-
 ginning of
 year/period....   $1.80 $ 1.72 $ 1.68   $4.52 $  3.35 $ 3.36 $3.31   $1.42 $  1.05 $ 1.05 $1.04   $2.69 $ 2.28 $ 2.39
                  ====== ====== ====== ======= ======= ====== ===== ======= ======= ====== ===== ======= ====== ======
Unit value, end
 of year/period.   $1.87 $ 1.80 $ 1.72   $5.39 $  4.52 $ 3.35 $3.36   $1.72 $  1.42 $ 1.05 $1.05   $2.75 $ 2.69 $ 2.28
                  ====== ====== ====== ======= ======= ====== ===== ======= ======= ====== ===== ======= ====== ======
Units outstand-
 ing, end of
 year/period....  66,104 62,822 29,648 621,536 239,745 91,238    27 858,298 333,578 35,717   185 328,371 65,503 23,434
                  ====== ====== ====== ======= ======= ====== ===== ======= ======= ====== ===== ======= ====== ======

                                                          INVESTMENT COMPANY
                    -----------------------------------------------------------------------------------------------
                        SHORT-TERM           MID-TERM
                        BOND FUND           BOND FUND              COMPOSITE FUND          AGGRESSIVE EQUITY FUND
                    ------------------ -------------------- ----------------------------- -------------------------
                     1996  1995  1994   1996    1995  1994   1996    1995    1994   1993    1996     1995    1994
                    ------ ----- ----- ------- ------ ----- ------- ------- ------- ----- --------- ------- -------
Unit value, begin-
 ning of
 year/period.......  $1.10 $1.03 $1.03   $1.16 $ 1.01 $1.06   $3.39 $  2.82 $  2.95 $2.93     $1.43 $  1.05 $  1.00
                    ====== ===== ===== ======= ====== ===== ======= ======= ======= ===== ========= ======= =======
Unit value, end of
 year/period.......  $1.14 $1.10 $1.03   $1.19 $ 1.16 $1.01   $3.75 $  3.39 $  2.82 $2.95     $1.80 $  1.43 $  1.05
                    ====== ===== ===== ======= ====== ===== ======= ======= ======= ===== ========= ======= =======
Units outstanding,
 end of
 year/period....... 17,798 5,302 3,639 260,862 18,581 3,694 456,304 281,905 131,650   322 1,386,311 599,553 106,710
                    ====== ===== ===== ======= ====== ===== ======= ======= ======= ===== ========= ======= =======

                                                                SCUDDER
                          -----------------------------------------------------------------------------------
                                                                CAPITAL                  INTERNATIONAL
                                   BOND FUND                  GROWTH FUND                    FUND
                          --------------------------- --------------------------- ---------------------------
                           1996   1995   1994   1993   1996   1995   1994   1993   1996   1995   1994   1993
                          ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Unit value, beginning of
 year/period............  $11.30 $ 9.69 $10.32 $10.24 $18.64 $14.67 $16.46 $16.10 $11.85 $10.80 $11.06 $10.36
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
 year/period............  $11.48 $11.30 $ 9.69 $10.32 $22.11 $18.64 $14.67 $16.46 $13.43 $11.85 $10.80 $11.06
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Units outstanding, end
 of year/period.........   3,877  2,407    799    --  73,641 42,366 22,116     59 70,139 29,549 52,296     38
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

                                                                           FIDELITY
                             AMERICAN CENTURY             CALVERT             VIP            FIDELITY VIP II
                        -------------------------- --------------------- ------------- ----------------------------
                                VP CAPITAL                                                                ASSET
                               APPRECIATION        RESPONSIBLY INVESTED  EQUITY-INCOME     CONTRA        MANAGER
                                   FUND                BALANCED FUND         FUND           FUND          FUND
                        -------------------------- --------------------- ------------- -------------- -------------
                         1996   1995   1994  1993   1996    1995   1994   1996   1995   1996    1995   1996   1995
                        ------ ------ ------ ----- ------- ------ ------ ------ ------ ------- ------ ------ ------
Unit value, beginning
 of year/period........ $12.18 $ 9.39 $ 9.61 $9.38   $2.01 $ 1.57 $ 1.64 $19.43 $16.30  $13.85 $11.43 $15.66 $14.04
                        ====== ====== ====== ===== ======= ====== ====== ====== ====== ======= ====== ====== ======
Unit value, end of
 year/period........... $11.53 $12.18 $ 9.39 $9.61   $2.23 $ 2.01 $ 1.57 $21.93 $19.43  $16.59 $13.85 $17.72 $15.66
                        ====== ====== ====== ===== ======= ====== ====== ====== ====== ======= ====== ====== ======
Units outstanding, end
 of year/period........ 67,688 56,618 13,116    20 100,573 45,392 18,308 60,979 17,958 153,360 29,132 36,872  5,561
                        ====== ====== ====== ===== ======= ====== ====== ====== ====== ======= ====== ====== ======

The Funds of the Separate Account commenced operations on the following dates:

  Investment Company All America, Equity Index and Composite Funds--November 19, 1993
  Investment Company Money Market, Bond, Short-Term Bond and Mid-Term Bond Funds--March 10, 1994
  Investment Company Aggressive Equity Fund--May 2, 1994
  Scudder Bond, Capital Growth and International Funds--November 19, 1993 American Century VP Capital Appreciation Fund--November 19, 1993
  Calvert Responsibly Invested Balanced Fund--March 10, 1994
  Fidelity VIP Equity-Income and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995

                                    SUMMARY

The discussion below is a summary of the detailed information in the Prospectus. You should read the entire Prospectus for complete information. The references given in the Summary direct you to the location of particular sections in the Prospectus. A Glossary of Definitions used is at the end of the Prospectus.

CONTRACTS OFFERED BY THIS PROSPECTUS

This Prospectus describes two types of variable accumulation annuity contracts (CONTRACTS) issued by The American Life Insurance Company of New York (INSURANCE COMPANY).

INDIVIDUAL RETIREMENT ANNUITY CONTRACT (IRA CONTRACT). An individual may purchase an IRA Contract as a retirement arrangement that qualifies for favorable Federal income tax treatment under the Internal Revenue Code (CODE). An individual who is married and who is not a wage earner may purchase an IRA Contract (a spousal IRA), and the individual's spouse may make contributions on behalf of the non-wage earning spouse. An individual may purchase an IRA Contract directly from the Insurance Company, or an employee may purchase an IRA Contract under a Simplified Employee Pension (SEP) or a Savings Incentive Match Plan for Employees (SIMPLE), if the employer has established one of those plans. An IRA Contract, including a spousal IRA, that is purchased by an individual directly from the Insurance Company is called a REGULAR IRA. An IRA Contract purchased under a SEP is called a SEP IRA. An IRA Contract purchased under a SIMPLE is called a SIMPLE IRA. The term IRA CONTRACT means Regular IRAs, SEP IRAs and SIMPLE IRAs.

A Policyowner may be able to deduct amounts contributed under a Regular IRA or SEP IRA Contract for Federal income tax purposes, but there are restrictions on who may deduct IRA contributions. Refer to "Federal Tax Matters--IRA and SEP IRA Contracts--Deduction of Contributions." A Policyowner's Contributions to a SIMPLE IRA are excluded from gross income for Federal income tax purposes. Federal income taxation of the earnings on Contributions to an IRA Contract will be deferred until Annuity Payments commence or the Policyowner otherwise withdraws all or a portion of the Policyowner's Account Value under the Contract. Refer to "Federal Tax Matters".

FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACT (FPA CONTRACT). An individual may purchase an FPA Contract to accumulate assets for retirement. An individual makes contributions to an FPA Contract with "after-tax" dollars, and the individual may not deduct the amount of the Contributions from income for Federal income tax purposes. For Policyowners who are individuals, Federal taxation of earnings on Contributions under an FPA Contract will be deferred until Annuity Payments commence or the Policyowner otherwise withdraws all or a portion of the Policyowner's Account Value under the Contract. Refer to "Federal Tax Matters".

An employer may purchase FPA Contracts to serve as a depository for contributions in connection with the employer's deferred compensation obligations, in States where the Insurance Company has obtained state insurance department approval for use of its FPA Contract for this purpose. Generally, if an employer (or other non-natural person) is a Policyowner, Federal income taxation of earnings on Contributions under an FPA Contract will not be deferred. Refer to "Federal Tax Matters".

CONTRIBUTIONS DURING THE ACCUMULATION PERIOD

AMOUNT AND FREQUENCY. A Policyowner generally may make Contributions under a Contract in whatever amounts and at whatever frequency the Policyowner selects, but the Code limits the amount of Contributions to IRA Contracts. The Insurance Company from time to time will establish the minimum Contribution that a Policyowner may make under the Contracts, and currently the minimum Contribution is $10. However, there is no minimum for employer contributions under SEP IRAs or for employer or Policyowner Contributions under SIMPLE IRAs. All Contributions must be sent to the Insurance Company at its home office.

A Policyowner may make Contributions directly to the Insurance Company under FPA Contracts and IRA Contracts other than SIMPLE IRAs. In addition, under FPA and Regular IRA Contracts, Policyowners may make Contributions through a payroll deduction agreement with the Policyowner's employer. Under SIMPLE IRA Contracts, a Policyowner may make contributions only by salary reduction agreement with the Policyowner's employer. For both SEP IRAs and SIMPLE IRAs, the employer also may contribute amounts on behalf of the Policyowner. For Regular IRA and SEP IRA Contracts, a Policyowner who has reached the age of 70 1/2 may no longer make Contributions (except by roll over from another IRA contract).

IRA CONTRACT LIMITS. For Regular IRA and SEP IRA Contracts, a Policyowner may contribute up to $2,000 per tax year, or 100% of the Policyowner's compensation for the year if compensation is less than $2,000. The Policyowner may contribute up to an additional $2,000 to a spousal IRA. Under a SIMPLE IRA, a Policyowner may contribute up to $6,000 per year through a salary reduction agreement with the employer. A Policyowner also may make Contributions by "roll over" to certain IRA Contracts. Refer to "The Accumulation Period-- Payment of Contributions" and "Federal Tax Matters".

Employers may make Contributions on behalf of employees to SEP IRAs and SIMPLE IRAs, within the limits established by the Code. Under a SIMPLE, an employer is required to match certain Contributions by an employee or to make a contribution for each employee who is eligible to contribute under the SIMPLE. Refer to "The Accumulation Period--Payment of Contributions" and "Federal Tax Matters".

FPA CONTRACT LIMITS. There is no limit on the amount of Contributions that a Policyowner may make to an FPA Contract.

ALLOCATION AMONG INVESTMENT ALTERNATIVES. A Policyowner may allocate Contributions under a Contract among the General Account and the Funds of the Separate Account. These options are called INVESTMENT ALTERNATIVES. A Policyowner may choose any combination and any number of Investment Alternatives. See "Investment Alternatives for Policyowner Account Values" below in this Summary. On the application for a Contract, the Policyowner will specify how the Insurance Company should allocate the Policyowner's Contributions among the Investment Alternatives, and the Policyowner may change those allocation instructions for future Contributions at any time.

ACCUMULATION UNITS. Contributions that a Policyowner allocates to any Separate Account Fund are represented by Accumulation Units. Each Fund has its own Accumulation Unit value. A Fund's Accumulation Unit value will reflect the value of the corresponding Underlying Fund and will reflect the deduction of certain charges. The number of Accumulation Units that a Policyowner has in a Fund will increase when the Policyowner allocates additional amounts to the Fund and will decrease when the Policyowner withdraws or transfers amounts from the Fund. Refer to "The Accumulation Period--Accumulation Units".

POLICYOWNER ACCOUNT BALANCE OR VALUE. The Insurance Company maintains an Account Balance or Value for each Policyowner. At any point in time, a Policyowner's Account Value will be equal to the current value of amounts that the Policyowner has allocated to the General Account and to the Separate Account Funds. The Account Balance will reflect the deduction of charges under the Contracts. See "Charges" below in this Summary. Because a Fund's Accumulation Unit value varies with the value of its Underlying Fund, a Policyowner's Account Value from allocations to a Separate Account Fund may increase or decrease, based on the investment performance of the Underlying Fund.

INVESTMENT ALTERNATIVES FOR POLICYOWNER ACCOUNT VALUES

Under the Contracts, Policyowners allocate Contributions and transfer Account Balances among the General Account of the Insurance Company and the Funds of the Insurance Company's Separate Account.

THE GENERAL ACCOUNT. The Insurance Company will pay interest on Policyowner Account Values allocated to the General Account, at an effective annual rate of at least 3%. The Insurance Company will establish the current rate of interest and will change the rate from time to time. The General Account is called a "fixed" option, because the Policyowner does not have any risk of a decline in the value of Contributions allocated to the General Account. This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer in the Prospectus to "The General Account" for a brief summary of the General Account.

THE SEPARATE ACCOUNT. The Separate Account currently is divided into sixteen Funds, or sub-accounts. The name of a Fund corresponds to the name of the fund or portfolio in which the Fund invests. The funds and portfolios that the Separate Account Funds currently invest in are called the UNDERLYING FUNDS. When a Policyowner allocates Contributions to a Separate Account Fund, the Fund in turn invests in the corresponding Underlying Fund.

UNDERLYING FUNDS THAT ARE INVESTED IN BY THE SEPARATE ACCOUNT

The Funds of the Separate Account currently invest in the Underlying Funds named below. The list has a brief description of the investment policies of each Underlying Fund. You should refer to "Investments of the Separate Account" for more information about the Underlying Funds' investment objectives and policies.

INVESTMENT COMPANY (Mutual of America Investment Corporation):

 . Money Market Fund--invests in money market instruments and other short-term debt securities

 . All America Fund--invests approximately 60% of its assets in publicly traded common stocks to replicate the Standard & Poor's Composite Index of 500 stocks to the extent practicable and approximately 40% of its assets in other publicly traded common stocks

 . Bond Fund--invests in publicly traded debt securities

 . Short-Term Bond Fund--invests in publicly traded debt securities which will produce a portfolio with an average maturity of one to three years

 . Mid-Term Bond Fund--invests in publicly traded debt securities which will produce a portfolio with an average maturity of three to seven years

 . Composite Fund--invests approximately one-half its assets in stocks and the other half in bonds and short-term investments

 . Equity Index Fund--invests in publicly traded common stocks to replicate the Standard & Poor's Composite Index of 500 Stocks to the extent practicable

 . Aggressive Equity Fund--invests in publicly traded common stocks

FIDELITY VIP FUND (Variable Insurance Products Fund of Fidelity Investments):

 . Equity-Income Portfolio--invests primarily in income producing equity securities

FIDELITY VIP II FUND (Variable Insurance Products Fund II of Fidelity Investments):

 . Contrafund Portfolio--invests mainly in securities of companies that are undervalued or out-of-favor

 . Asset Manager Portfolio--allocates its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments

SCUDDER (Scudder Variable Life Investment Fund):

 .Capital Growth Portfolio--invests primarily in publicly traded equity securities

 . Scudder Bond Portfolio--invests primarily in publicly traded debt securities

 . Scudder International Portfolio--invests primarily in marketable foreign equity securities

AMERICAN CENTURY (American Century Investment Management, Inc.):

 . American Century VP Capital Appreciation Fund (formerly called the TCI
  Growth Fund)--invests primarily in publicly traded common stocks

CALVERT (Acacia Capital Corporation):

 . Calvert Responsibly Invested Balanced Portfolio--invests in stocks, bonds and money market instruments selected with a concern for the social impact of each investment

CHARGES UNDER THE CONTRACTS

ADMINISTRATIVE CHARGE IMPOSED ON SEPARATE ACCOUNT ASSETS. The Insurance
Company deducts from the net assets of each Fund of the Separate Account an administrative expense charge at an annual rate of .40%, except that the charge for the Fund that invests in the American Century VP Capital Appreciation Fund is at an annual rate of .20%. (American Century Investment Management, Inc. reimburses the Insurance Company at an annual rate of up to
 .20% for administrative expenses.) Refer to "Charges--Administrative Charges".

ADMINISTRATIVE CHARGE IMPOSED ON EACH CONTRACT. The Insurance Company deducts an additional charge from each Contract for administrative expenses of $2.00 per month. The $2.00 charge applies to all Policyowners who have an Account Value of $2,400 or more. If a Policyowner's Account Value is less than $2,400 in a particular month, the administrative charge will be equal to 1/12 of 1% of the Account Value that month. The Insurance Company will deduct the administrative charge imposed on Contracts from the Policyowner's Account Value allocated to the General Account. If a Policyowner has not allocated Contributions to the General Account, the Insurance Company will deduct the administrative charge from the Policyowner's Account Value allocated to the Separate Account Funds, in the order specified under "Charges--Administrative Charges" in the Prospectus.

DISTRIBUTION EXPENSE CHARGE. The Insurance Company deducts from the net assets of each Separate Account Fund a charge at an annual rate of .35% for expenses associated with the distribution of the Contracts. The Insurance Company may increase the charge. Refer to "Charges--Distribution Expense Charge".

MORTALITY AND EXPENSE RISK CHARGE. The Insurance Company deducts from the net assets of each Separate Account Fund a charge at an annual rate of .35% for assuming certain mortality risks under the Contracts. The Insurance Company has guaranteed that it will not increase the mortality risk charge during the life of a Policyowner's Contract. The Insurance Company deducts from the net assets of each Separate Account Fund a charge at an annual rate of .15% for assuming certain expense risks under the Contracts relating to expenses the Insurance Company expects to incur over the life of the Contracts. The Insurance Company may increase the expense risk charge. Refer to "Charges-- Mortality and Expense Risk Charge".

EXPENSES OF THE UNDERLYING FUNDS. The value of the assets in a Separate Account Fund will reflect the value of the Underlying Fund that the Fund invests its assets in. As a result, the investment management fees and expenses that the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets. Refer to "Table of Annual Expenses".

RESERVATION OF RIGHTS. The Insurance Company reserves the right to impose additional charges under the Contracts, including the right to deduct from Contributions any applicable State premium taxes. State insurance provisions may limit the amount of any additional charges that the Insurance Company may impose. The aggregate fees and charges that the Insurance Company imposes under the Contracts must be reasonable in relation to the services the Insurance Company provides, the expenses the Insurance Company expects to incur, and the risks the Insurance Company has assumed.

POLICYOWNERS, ANNUITANTS AND BENEFICIARIES

An individual or entity that the Insurance Company issues a Contract to is the Policyowner. An Annuitant is the person who will receive Annuity Payments under a Contract. Under FPA Contracts, the Policyowner may be the Annuitant, or the Policyowner may name another person as the Annuitant. Under IRA Contracts, the Policyowner must be the Annuitant. A Policyowner may name a Beneficiary(ies) to receive the death benefit under the Contract if the Policyowner dies during the Accumulation Period and to receive any remaining Annuity Payments if the Annuitant (and the contingent Annuitant if a joint and survivor annuity form was selected) dies during the Annuity Period.

TRANSFERS AND WITHDRAWALS OF POLICYOWNER ACCOUNT VALUE

WHEN PERMITTED. At any time during the Accumulation Period, a Policyowner generally may transfer any or all of the Policyowner's Account Balance from the Separate Account to the General Account, or from the General Account to the Separate Account, or among the Funds of the Separate Account. In addition, a Policyowner may withdraw all or a portion of the Policyowner's Account Balance. A Policyowner may not make any withdrawals after the Annuity Commencement Date. The Insurance Company may take up to seven days following receipt of a Policyowner's withdrawal request to process the request and mail a check to the Policyowner. Refer to "Transfers Among Investment Alternatives" and "Withdrawals" under "The Accumulation Period" and "The General Account".

NO TRANSFER FEES OR WITHDRAWAL CHARGES. The Insurance Company does not currently assess a charge for transfers or withdrawals that a Policyowner makes under a Contract. The Insurance Company reserves the right, however, to impose a charge for transfers or withdrawals in the future.

FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS OF ACCOUNT VALUE. There is a 10% federal penalty tax on the taxable amount of withdrawals from a Contract during the Accumulation Period, unless the Policyowner has reached the age of 59 1/2, is disabled or the distributions are Annuity Payments over the life (or life expectancy) of the Policyowner or over the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary, or in certain other circumstances. For IRA Contracts, the penalty also will not apply to withdrawals for the payment of certain catastrophic medical expenses or for the payment of certain health insurance premiums by unemployed individuals. The 10% penalty is increased to 25% for a Policyowner who makes a withdrawal from a SIMPLE IRA during the first two years of the Policyowner's participation in the employer's SIMPLE. Refer to "Federal Tax Matters--Penalty Taxes".

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS

IN WRITING. A Policyowner may give instructions in writing on the Insurance Company's forms to change the allocations among Investment Alternatives for future Contributions, to transfer the Policyowner's Account Balance among Investment Alternatives or to make withdrawals of Account Value. See "Contacting the Insurance Company" at the end of this Summary.

BY TELEPHONE. If the Policyowner has received a Personal Identification Number
(PIN), the Policyowner may call the Insurance Company at 1-800-872-5963. Refer to "General Matters--Contacting the Insurance Company."

SPECIFIED PAYMENTS OPTION

At any time during the Accumulation Period under a Contract, a Policyowner may specify an amount ($100 or more) to be withdrawn every month from the Policyowner's Account Value. The Policyowner may modify or discontinue the specified payments at any time. The Insurance Company will pay the amount withdrawn each month to the Policyowner under the Contract. Under IRA Contracts, the Policyowner must have reached the age of 59 1/2 before the specified payments option is available. Refer to "The Accumulation Period-- Specified Payments Option."

DEATH BENEFITS DURING THE ACCUMULATION PERIOD

If an Annuitant dies before the Annuity Commencement Date under a Contract, the Insurance Company will pay a death benefit to the Beneficiary specified under the Contract. The amount of the death benefit will be the Policyowner's Account Balance as of the date the Insurance Company receives proof of death of the Annuitant and the election of the Beneficiary designating how the Insurance Company is to pay the death benefit. Refer to "The Accumulation Period--Death Benefits" and "Federal Tax Matters".

ANNUITY COMMENCEMENT DATE AND AMOUNT OF MONTHLY PAYMENT

A Policyowner may select the date to begin receiving annuity benefits under the Contract (ANNUITY COMMENCEMENT DATE), except that for IRA Contracts, the Policyowner must have reached the age of 55. At the Annuity Commencement Date, the Insurance Company will begin paying a monthly amount to the Annuitant. The amount of the monthly payment is a fixed sum and will be the same every month. Each Contract contains tables of annuity purchase rates. The Insurance Company guarantees that the amount of the monthly annuity payment, for the form of annuity selected, will never be less favorable for an Annuitant than the guaranteed rate in the Contract. On the Annuity Commencement Date, if the interest and mortality tables then being used by the Insurance Company are more favorable for an Annuitant than the guaranteed tables, the Insurance Company will use the current tables. Refer to "The Annuity Period". The Contracts do not require a Policyowner to establish an Annuity Commencement Date, but the Code imposes minimum distribution requirements during the Accumulation Period when the Policyowner reaches a certain age or in certain other circumstances. Refer to "Federal Tax Matters" and "The Accumulation Period--Death Benefits".

FORMS OF ANNUITY AVAILABLE

A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant. The Insurance Company offers several forms of annuity, some of which have guaranteed minimum time periods for payments. If an Annuitant (and contingent Annuitant if a joint and survivor annuity) dies before the minimum time period has ended, the Beneficiary will receive the remaining Annuity Payments due. A Policyowner may select the annuity form when the Policyowner designates the Annuity Commencement Date. Refer to "The Annuity Period-- Available Forms of Annuity."

FEDERAL TAXATION OF ANNUITY PAYMENTS, WITHDRAWALS AND LUMP SUM DISTRIBUTIONS

When a Policyowner makes use of the Policyowner's Account Value, there will be Federal income tax consequences. The rules for calculating the amount taxable vary depending on the form in which the Policyowner takes the Account Value (for example by withdrawal, an annuity or lump sum distribution), the extent to which the Policyowner's Contributions were deducted or excluded from the Policyowner's taxable income, and whether a distribution is before or after the Annuity Commencement Date. Refer to "Federal Tax Matters." A Policyowner should consult a tax adviser for complete tax information and for special rules that may apply to the Policyowner's particular situation. In addition to Federal income taxes, state and local taxes may be due.

CANCELLATION RIGHT

A Policyowner may surrender a Contract for cancellation within ten days after the Policyowner receives the Contract. The Insurance Company will refund all Contributions the Policyowner allocated to the General Account, without any deductions, and also will refund the value on the date of surrender of all Contributions the Policyowner allocated to the Separate Account. Several states, however, require that the Insurance Company refund all Contributions. You should consult the Contract for the applicable provisions in your State. Refer to "The Accumulation Period--General".

CONTACTING THE INSURANCE COMPANY

A Policyowner may send written requests and notices that are required under a Contract, and may send any written questions, to either a Regional Office of the Insurance Company or to the Insurance Company's home office. You can check the address for your Regional Office by calling the following number: 1-800-872-5963. The address for the home office is:

                The American Life Insurance Company of New York

                 Thomas A. Harwood, Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

The Insurance Company was organized under the laws of the State of New York in 1955. It is authorized to transact business in 50 states, the District of Columbia and the United States Virgin Islands. The Insurance Company is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America"), a mutual life insurance company also organized under New York law. The Insurance Company's home office is located at 320 Park Avenue, New York, New York 10022.

The Insurance Company sells individual and group life insurance, annuities and pension plans, including variable accumulation annuity contracts and variable universal life insurance policies. As of December 31, 1996, the Insurance Company had total assets of approximately $1.3 billion.

Various independent rating agencies, such as A.M. Best & Company and Duff & Phelps Credit Rating Company, periodically review the Insurance Company's operations as a life insurance company. These agencies publish their ratings, and from time to time the Insurance Company reprints all or portions of the rating reports, or summaries of them, for distribution to the public. The ratings evaluate the Insurance Company's operations as a life insurance company. The ratings do not evaluate or guarantee the investment performance of the Separate Account.

                             THE SEPARATE ACCOUNT

The Separate Account was established under a resolution of the Board of Directors of the Insurance Company adopted on February 23, 1993. The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account must comply with applicable provisions of the 1940 Act, but registration with the Commission does not result in supervision by the Commission of the management or the investment practices or policies of the Separate Account or the Insurance Company.

The Separate Account is divided into distinct Funds. Each Fund invests its assets in a corresponding Underlying Fund. The name of each Separate Account Fund is based on the name of the corresponding Underlying Fund. Currently, the Separate Account has sixteen Funds. See "Investments of the Separate Account" below.

The assets of the Separate Account are the property of the Insurance Company. The Separate Account assets attributable to Policyowner Account Values under the Contracts and under any other annuity contracts funded by the Separate Account cannot be charged with liabilities from other businesses that the Insurance Company conducts. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. The Insurance Company separately determines each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that the Insurance Company conducts.

The Insurance Company does not guarantee the investment performance of the Separate Account or of any of the Funds. The Policyowner's Account Value from Contributions the Policyowner has allocated to the Funds in the Separate Account will depend upon the value of the assets held in the Funds, which in turn depends on the investment performance of the Underlying Funds. As a result, a Policyowner bears the full investment risk for all amounts the Policyowner allocates to the Separate Account.

The Separate Account and the Insurance Company are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which it is licensed to do business.

                      INVESTMENTS OF THE SEPARATE ACCOUNT

Contributions that a Policyowner allocates to any of the Separate Account Funds are invested in shares of the corresponding Underlying Fund, at net asset value. The investment objectives of the Underlying Funds are summarized below. Shares of the Underlying Funds are sold to the separate accounts of insurance companies and are not offered for sale to the general public.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds.

MONEY MARKET FUND OF THE INVESTMENT COMPANY

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Money Market Fund invests only in money market instruments and other short-term debt securities. INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

ALL AMERICA FUND OF THE INVESTMENT COMPANY

The investment objective of the All America Fund is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). The objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practicable correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments.

EQUITY INDEX FUND OF THE INVESTMENT COMPANY

The investment objective of the Equity Index Fund is to provide investment results to the extent practicable that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates. The Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Short-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates that will produce a portfolio with an average maturity of one to three years. The Short-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Short-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Mid-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates that will produce a portfolio with an average maturity of three to seven years. The Mid-Term

Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Mid-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

COMPOSITE FUND OF THE INVESTMENT COMPANY

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, publicly-traded debt securities and money market instruments. The Fund will seek to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Adviser divides the Aggressive Equity Fund into two segments to facilitate using two investment styles.

The investment objective for approximately 50% of the assets of the Fund (the "Aggressive Growth Portfolio") is to achieve capital appreciation by investing in companies believed to possess above-average growth potential. Growth can be in the areas of earnings or gross sales that can be measured in either dollars or in unit volume. The Adviser often seeks growth potential in smaller, less well-known companies in new and emerging areas of the economy. It also may find growth potential in large companies in mature or declining industries that have been revitalized and hold a strong industry or market position.

The investment objective for the other approximately 50% of the assets of the Fund (the "Aggressive Value Portfolio") is to achieve capital appreciation by investing in companies the Adviser believes possess valuable assets or whose securities the Adviser considers undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Adviser also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO

Contrafund Portfolio is a growth fund. It seeks to increase the value of an investment in the Portfolio over the long term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Portfolio's adviser will normally allocate the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long-term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

SCUDDER CAPITAL GROWTH PORTFOLIO

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio also may invest up to 25% of its assets in short-term debt instruments.

SCUDDER BOND PORTFOLIO

The Scudder Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if unrated, in bonds judged by the Portfolio's adviser to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Portfolio's adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in equity securities of established companies that do business primarily outside the United States and which are listed on foreign exchanges. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

The American Century VP Capital Appreciation Fund seeks capital growth by investing primarily in common stocks (including securities convertible into common stock). It may purchase securities only of companies that have a record of at least three years' continuous operation, and the securities must enjoy a fair degree of marketability. All securities must be listed on major stock exchanges or traded over-the-counter. This Fund was called the TCI Growth Fund prior to May 1, 1997.

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO

Calvert Responsibly Invested Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments selected with a concern for the social impact of each investment.

SHARED FUNDING ARRANGEMENTS

Shares of the Fidelity VIP Equity-Income Portfolio, the Fidelity VIP II Contrafund and Asset Manager Portfolios, the Scudder Capital Growth, Bond and International Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio (together, the SHARED FUNDS) currently are available to the separate accounts of a number of insurance companies. The Board of Directors of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, the Board should take in response. If the Insurance Company believes that a Shared Fund's response to any of those events insufficiently protects Policyholders, it will take appropriate action. If any material irreconcilable conflict arises, the Insurance Company may modify or reduce the Investment Alternatives under the Contracts.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS

MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from the Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into subadvisory agreements with Palley-Needelman Asset Management, Inc., Oak Associates, Ltd. and Fred Alger Management, Inc. Each of these subadvisers provides investment advice for approximately 10% of the net assets of the All America Fund.

FIDELITY VIP AND FIDELITY VIP II PORTFOLIOS: The Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund Portfolio and Fidelity VIP II Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.

SCUDDER VARIABLE LIFE INVESTMENT FUND: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Scudder, Stevens & Clark, Inc.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND (formerly called the TCI Growth
Fund): The Fund receives investment advice from American Century Investment Management, Inc. (previously known as Investors Research Corporation).

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc. (CALVERT ASSET MANAGEMENT). Calvert Asset Management has entered into a subadvisory agreement with NCM Capital Management Group, Inc. for the equity portion of the Portfolio.

                                    CHARGES

The Insurance Company assesses charges under the Contracts against the Policyowner's Account Balance or against the net assets of the Separate Account. The Insurance Company currently does not make any deduction from Contributions for state premium taxes, but it reserves the right to do so in the future. Currently, the only direct charge against a Policyowner's Account Balance is a $2.00 monthly administration charge described below. The Insurance Company deducts all charges from the Separate Account on a daily basis (based on annual rates) as part of the calculation of the Accumulation Unit value for each of the Funds of the Separate Account. The Insurance Company reserves the right to impose additional charges on a uniform basis to the class of contracts to which the Contracts belong. THE INSURANCE COMPANY MAY INCREASE OR DECREASE THESE DAILY AND MONTHLY CHARGES DURING THE LIFE OF THE CONTRACT.

ADMINISTRATIVE CHARGES

The Insurance Company is responsible for all administrative functions for the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses the Insurance Company incurs for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the net asset value of the Separate Account.

The Insurance Company and its parent, Mutual of America, have entered into an administrative services agreement. Mutual of America has agreed to perform (i) the same types of administrative services relating to the Contracts and the Separate Account as Mutual of America customarily performs in the course of its own operations for products that are substantially similar to the Contracts, and (ii) other administrative services that the Insurance Company deems appropriate. Mutual of America may enter into agreements with other entities for the performance of all or a part of its obligations under the administrative services agreement. For performing administrative services for the Insurance Company, Mutual of America receives all administration charges provided for in the Contracts.

SEPARATE ACCOUNT CHARGE. The Insurance Company deducts, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of .40%. In the case of the Fund that invests in the American Century VP Capital Appreciation Fund, however, the annual rate currently is .20%. American Century Investment Management, Inc. reimburses the Insurance Company at a rate of up to .20% for administrative expenses, as long as the aggregate amount of the Separate Account's investment and the investments of other separate accounts of the Insurance Company and separate accounts of any affiliate of the Insurance Company in the American Century VP Capital Appreciation Fund for that month exceeds $10 million. The Insurance Company will reduce the administrative charge for the Separate Account Fund that invests in American Century VP Capital Appreciation Fund to the extent the Insurance Company receives a reimbursement for administrative expenses from American Century Investment Management, Inc.

CONTRACT CHARGE. The Insurance Company makes an additional deduction for administrative expenses of $2.00 each month, on a Valuation Day that is administratively convenient, from each Policyowner's Account Value. The charge may not exceed 1/12 of 1% of the Policyowner's Account Value in any month, so the charge will be less than $2.00 if the Policyowner's Account Value is less than $2,400 on the Valuation Day. The Insurance Company will deduct the monthly charge from the Policyowner's Account Value attributable to the General Account. If a Policyowner has not allocated sufficient amounts to the General Account, the Insurance Company will deduct the monthly charge from the Policyowner's Account Value attributable to one or more Funds of the Separate Account, in the following order: (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Responsibly Invested Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund,
(l) Fidelity VIP II Contra Fund, (m) Investment Company Aggressive Equity Fund, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund.

DISTRIBUTION EXPENSE CHARGE

The Insurance Company deducts, on each Valuation Day, from the net assets in each Fund of the Separate Account, a charge at an annual rate of .35% to cover anticipated distribution expenses. Mutual of America, under the administrative services agreement with the Insurance Company, provides sales services for the Contracts and performs all duties and functions that are necessary and proper for the distribution of the Contracts. As compensation for its services, Mutual of America receives the distribution charge provided for in the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

The Insurance Company bears certain mortality and expense risks under the Contracts. The mortality risk the Insurance Company assumes under a Contract is to make Annuity Payments in accordance with the annuity tables provided in a Contract, regardless of how long an Annuitant lives and regardless of any improvement in life expectancy generally. The Insurance Company's mortality risk is that Annuitants as a class will live longer than the Insurance Company had estimated actuarially, and as a result the Insurance Company makes Annuity Payments for longer than it had anticipated. This assumption of risk by the Insurance Company relieves Annuitants of the risk that they will outlive the funds that they have accumulated for their retirement.

For assuming the mortality risks under the Contracts, the Insurance Company, on each Valuation Day, makes a deduction at an annual rate of .35% of the net assets in each Fund. This charge applies during the Accumulation Period of a Contract. The Insurance Company guarantees that the mortality risk charge will not increase during the life of a Contract.

The Insurance Company assumes certain expense risks under the Contracts. The expense risks the Insurance Company assumes arise from the Insurance Company's guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. The Insurance Company has estimated expenses it expects to incur over the lengthy period that it may make Annuity Payments. The Insurance Company assumes the risk that expenses will be higher than it estimated.

For assuming these expense risks under the Contracts, the Insurance Company, on each Valuation Day, makes a deduction at an annual rate of .15% of the net assets in each Fund. This charge applies to a Contract during the Accumulation Period. This charge is subject to increase.

EXPENSES OF THE UNDERLYING FUNDS

The value of the assets in the Separate Account Funds will reflect the value of the shares of the Underlying Funds in which the Funds invest their assets. The advisory fees and other expenses that the Underlying Funds pay will impact the value of the shares owned by the Separate Account Funds. See "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for 1996. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the fees and expenses paid by the Underlying Funds.

THE ACCUMULATION PERIOD

PURCHASE OF A CONTRACT

IRA CONTRACT. The Insurance Company will issue an IRA Contract to an individual who completes an application for the Contract and makes an initial Contribution of at least the minimum required amount, after the Insurance Company has received and accepted the application and Contribution. (See "IRA Contract" and "Acceptance of Initial Contributions" below.) To purchase a SEP IRA or SIMPLE IRA, an individual must be eligible to participate in a SEP or SIMPLE adopted by the individual's employer.

FPA CONTRACT. The Insurance Company will issue an FPA Contract upon completion of an application and payment of an initial Contribution of at least the minimum required amount, after the Insurance Company has received and accepted the application and Contribution. (See "Acceptance of Contributions" below.) An individual may purchase an FPA Contract to accumulate funds for retirement. An employer may purchase FPA Contracts to serve as a depository for contributions in connection with employer deferred compensation obligations to employees, in States where the Insurance Company has obtained state insurance department approval for use of its FPA Contract for this purpose. The person to whom an FPA Contract is issued (whether or not the person is the Annuitant) will be the owner of the Contract and will possess all the rights as Policyowner.

CANCELLATION OF CONTRACT. A Policyowner may surrender a Contract for cancellation within ten days after the Policyowner receives the Contract. The Insurance Company will refund all Contributions the Policyowner allocated to the General Account, plus the value on the date of surrender of all Contributions the Policyowner allocated to the Separate Account. Several states, however, require that the Insurance Company refund all Contributions. You should consult your Contract for applicable provisions.

PAYMENT OF CONTRIBUTIONS

IRA CONTRACT. Generally, the Policyowner may contribute to an IRA Contract whenever the Policyowner selects. The minimum Contribution that the Insurance Company requires for a Regular IRA Contract or for a Policyowner under a SEP

IRA currently is $10, and the Insurance Company may change this amount in the future. There is no minimum Contribution for an employer to a SEP IRA or for an employer or a Policyowner to a SIMPLE IRA. The Code limits the amount of Policyowner and employer Contributions under IRA Contracts.

For Regular IRA and SEP IRA Contracts, a Policyowner may make Contributions directly to the Insurance Company. Under a Regular IRA Contract, a Policyowner also may make Contributions under a payroll deduction agreement between the Policyowner and the Policyowner's employer, in which case the employer forwards to the Insurance Company on behalf of the Policyowner the amounts deducted from the Policyowner's salary. For a SIMPLE IRA Contract, a Policyowner may make Contributions only by salary reduction under the SIMPLE adopted by the Policyowner's employer.

The maximum amount of a Policyowner's Contributions under a Regular IRA or SEP IRA Contract during a Policyowner's tax year cannot be greater than $2,000 (or 100% of compensation if less). Employees who are covered by a SEP can contribute to the SEP IRA or another IRA contract up to the maximum of $2,000 per year.

A Policyowner may make Contributions to a SIMPLE IRA of up to $6,000 per year (or 100% of compensation if less). The $6,000 limit will be adjusted for cost-of-living increases in the future. If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is $9,500 (for 1997, to be adjusted for cost-of-living increases in the future). The employee's contributions are made through a salary reduction agreement with the employer that the employee may terminate at any time.

Employer contributions are limited by the Code for both SEP IRAs and SIMPLE IRAs. Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 15% of the employee's compensation (with compensation limited to $160,000), but not more than $30,000. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the Policyowner. Under a SIMPLE, an employer generally must match an employee's contribution in an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. Instead of making a matching Contribution, the employer may make a "nonelective contribution" to each SIMPLE IRA under the plan. The amount of the nonelective contribution is equal to 2% of compensation for each eligible employee, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $160,000 (for 1997, to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective contribution instead of matching contributions for the coming year.

A Policyowner may not make any Contributions to a Regular IRA or SEP IRA Contract beginning in the tax year the Policyowner reaches age 70 1/2. However, an individual may purchase an IRA Contract, or a Policyowner may use an existing IRA Contract, to receive "roll over" Contributions from certain other plans, as described below, even after age 70 1/2. In addition, an employer may make contributions for its employee under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has attained age 70 1/2.

A Policyowner may make Contributions to an IRA Contract (other than a SIMPLE
IRA) by "roll over" from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code. Generally, amounts that a Policyowner rolls over will not be subject to the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made for the same tax year as the roll-over. Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), and pension and profit-sharing plans, including 401(k) plans, under Code Section 401(a). Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. See "Obtaining Tax Advice". A Policyowner may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

FPA CONTRACT. A Policyowner may contribute to an FPA Contract whatever amount and at whatever frequency the Policyowner selects, except that the Insurance Company requires a minimum Contribution of $10. The Insurance Company may change the minimum amount in the future. There is no maximum amount of Contributions that a Policyowner may make.

ACCEPTANCE OF INITIAL CONTRIBUTIONS. When the Insurance Company receives a Policyholder's initial Contribution, together with a completed application and any other necessary information, it will accept them and issue the Contract, or reject them, within two business days of receipt. If the Policyowner has not properly completed the application, the Insurance Company will retain the Contribution for up to five business days while it attempts to obtain the information necessary to complete the application. The Insurance Company will accept the Contribution within two business days after it receives the completed application. If the Insurance Company does not receive a completed application within five business days, however, the Insurance Company will return the Contribution at the end of that period. The Insurance Company enters into agreements with employers who have payroll deduction or salary reduction programs that utilize the Insurance Company's electronic processing system for the forwarding of applications and Contributions to the Insurance Company.

ALLOCATIONS OF CONTRIBUTIONS AMONG INVESTMENT ALTERNATIVES

The Insurance Company will allocate a Policyowner's Contributions among Investment Alternatives on the basis of the Policyowner's request made to the Insurance Company and currently on file at its home office. A Policyowner's initial application will request the Policyowner to specify the percentage, in any whole percentage from 0% to 100%, of each Contribution that the Policyowner wants to allocate to each of the Investment Alternatives. The Policyowner from time to time may change the request for allocation of Contributions among the Investment Alternatives. A Policyowner should periodically review the current allocation request in light of market conditions and the Policyowner's retirement plans.

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS

The interests that Policyowners have in the Separate Account Funds are represented by Accumulation Units. When a Policyowner allocates Contributions to a Separate Account Fund or transfers Account Value to a Fund, the Insurance Company credits Accumulation Units to the Policyowner's Account Balance. When a Policyowner withdraws or transfers Account Value from a Separate Account Fund, the Insurance Company cancels Accumulation Units from the Policyowner's Account Balance.

The Insurance Company determines a Policyowner's Account Value represented by Accumulation Units in the Separate Account by adding the values that the Policyowner has in the Funds. For each Fund, the Policyowner's Account Value is equal to the number of Accumulation Units credited to the Policyowner multiplied by the Accumulation Unit value for the Fund for the Valuation Period.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to a Policyowner's Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES

The Insurance Company separately values the Accumulation Units for each Fund of the Separate Account. The value of an Accumulation Unit for each Fund was set on the date of the first investment in the Fund at the accumulation unit value for the fund in a separate account of Mutual of America Life Insurance Company that invests in the same corresponding Underlying Fund. Generally, the Insurance Company determines Accumulation Unit values for the Funds as of the close of business on each day that the New York Stock Exchange is open for business. Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day. See "Valuation Day" and "Valuation Period" in the Glossary of Definitions.

For each Valuation Period, the Insurance Company obtains the value of an Accumulation Unit for a Fund by multiplying the value of the Accumulation Unit for that Fund for the preceding Valuation Period by that Fund's Accumulation Unit Change Factor (described below) for that subsequent Valuation Period. As a result, the dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period, depending on the investment experience of the Fund. The changes in Accumulation Unit values for the Funds will reflect changes in the net asset values of the Underlying Funds in which the Funds invest and will reflect the Separate Account charges under the Contracts.

The Accumulation Unit Change Factor for each Fund of the Separate Account for any Valuation Period is:

  (a) the ratio of (i) the asset value of that Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

  (b) 1.000000 plus the component of the annual rate of mortality and expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period (see "Charges").

ACCUMULATION UNIT VALUES FOR TRANSACTIONS UNDER CONTRACTS

For a Policyowner's Contributions or transfers to a Separate Account Fund, and transfers or withdrawals from a Separate Account Fund, the Accumulation Unit value for the transaction will be the Unit value for the Valuation Period during which the Contribution or request is received (or on the acceptance date for the initial Contribution under the Contract). As a result, a Policyowner's Contribution or transfer to a Separate Account Fund will purchase Accumulation Units, and a Policyowner's transfer or withdrawal from a Fund will cancel Accumulation Units, at the Accumulation Unit value determined at the next close of a Valuation Day.

The Insurance Company adds to or deducts from a Policyowner's Account Balance each Valuation Period a number of Accumulation Units in the Separate Account Funds to reflect Contributions, transfers and withdrawals. The Insurance Company calculates the number of Accumulation Units for a particular Fund by dividing the dollar amount the Policyowner has allocated to or withdrawn from the Fund during the Period by the applicable Accumulation Unit value for that Valuation Period.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

A Policyowner may transfer the Policyowner's Account Balance among Investment Alternatives. A Policyowner may transfer among Funds of the Separate Account, and between the Separate Account and the General Account. A transfer among Investment Alternatives is not a taxable event for a Policyowner. The Insurance Company does not currently impose any charge for transfers, but the Insurance Company reserves the right to impose transfer charges in the future.

A Policyowner may state the amount to be transferred as a dollar amount, as a percentage of the value of the Policyowner's Account Value in the selected Investment Alternative, or for Separate Account Funds, as a number of Accumulation Units. A Policyowner may not make any transfers on or after the Annuity Commencement Date.

A Policyowner's request for a transfer is not binding on the Insurance Company until it receives all information it needs to process the request. See "Postponement of Payments" and "The General Account" for circumstances when the Insurance Company may delay payment of a transfer request.

WITHDRAWALS

A Policyowner may at any time withdraw the Policyowner's Account Balance in whole or in part. To be valid, a Policyowner's request for a partial withdrawal must specify from which of the Investment Alternatives the withdrawal is to be made.

A Policyowner may express the amount sought to be withdrawn as a dollar amount, as a percentage of the value of the Policyowner's investment in the selected Investment Alternative, or for Separate Account Funds, as a number of Accumulation Units. A Policyowner may not make any withdrawals on or after the Annuity Commencement Date.

The Insurance Company will pay to a Policyowner who has requested a withdrawal either the amount the Policyowner has requested to be withdrawn or, if less, the Policyowner's Account Balance represented by the Investment Alternatives specified in the Policyowner's request.

A Policyowner's request for a withdrawal is not binding on the Insurance Company until it receives all information it needs to process the request. The Insurance Company may take up to seven days following receipt of a Policyowner's withdrawal request to process the request and mail a check to the Policyowner. See "Postponement of Payments" and "The General Account" for circumstances when the Insurance Company may delay payment of a withdrawal request.

RESERVATION OF RIGHTS. Currently, the Insurance Company does not impose any contingent deferred sales charge or any other withdrawal or surrender charge under the Contracts. The Insurance Company reserves the right, however, to impose such charges in the future.

TAX CONSEQUENCES. Policyowners should consider the possible Federal income tax consequences of any withdrawal. Generally, a Policyowner will be taxed at ordinary income tax rates on the taxable amount withdrawn. A Policyowner will not be taxed on the amount of Contributions made by the Policyowner with after-tax dollars, but there are special rules for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to the Policyowner of after-tax Contributions. In addition, the taxable amount of certain withdrawals may be subject to a tax penalty. See "Federal Tax Matters".

SPECIFIED PAYMENTS OPTIONS

A Policyowner may elect prior to the Annuity Commencement Date to specify an amount (which may not be less than $100) that the Insurance Company is to withdraw from the Policyowner's Account Balance and pay each month to the Policyowner. For IRA Contracts, the Policyowner must have reached age 59 1/2 to elect this option. The Policyowner may instruct the Insurance Company to make withdrawals and payments from either the General Account or the Separate Account, or both.

When a Policyowner is receiving payments under the Specified Payments Option (SPECIFIED PAYMENTS), the Policyowner may make Contributions under the Contract directly to the Insurance Company, but the Policyowner may not make Contributions through payroll deductions. In addition, a Policyowner may continue to make transfers of amounts among Investment Alternatives and other withdrawals from a Policyowner's Account Balance.

Specified Payments will continue until the earlier of (a) the death of the Policyowner; (b) receipt by the Insurance Company of the Policyowner's written request to modify or discontinue the specified payments; (c) depletion of the Policyowner's Account Balance, or of any portion thereof, so that the remaining balance is insufficient to pay the next installment coming due; or
(d) the Policyowner's Annuity Commencement Date.

A Policyowner who is receiving payments under the Specified Payments Option may discontinue those payments at any time by notice to the Insurance Company.

TAX CONSEQUENCES. Policyowners should consider the possible Federal income tax consequences of electing the Specified Payments Option. Amounts distributed under a Specified Payments Option are withdrawals under a Contract. See "Withdrawals--Tax Consequences" above. Generally, a Policyowner will be taxed at ordinary income tax rates on the taxable portion of each Specified Payment, and there may be a tax penalty on the taxable portion (see "Federal Tax Matters").

DEATH BENEFITS

If an Annuitant dies before the Annuity Commencement Date, the Insurance Company will pay a death benefit to the Beneficiary. (Under IRA Contracts, the Policyowner is the Annuitant. Under FPA Contracts, the Policyowner may be, or may name a different person as, the Annuitant.)

The Insurance Company will pay the death benefit after it has received (1) due proof of death; (2) notification of an election by the beneficiary of the form in which the death benefit is to be paid; and (3) all other information and documentation necessary to process the death benefit request. The amount of the death benefit will be the value of the Policyowner's Account Balance as of the date on which the Insurance Company receives these items of information. Until the Insurance Company receives the items in (1)-(3), the Policyowner's Account Balance will remain allocated as it was on the date of death of the Policyowner, unless the spouse is the Beneficiary, as discussed below. Even if a Beneficiary does not elect a death benefit, the distribution rules discussed below for FPA and IRA Contracts will require the Insurance Company at some point to make distributions to the Beneficiary.

The Beneficiary will elect the form of death benefit. The Insurance Company may pay the death benefit in a lump sum, as an annuity in a form offered by the Insurance Company at the time the election is made (see "The Annuity Period"), or in monthly payments of a fixed dollar amount (at least $100) as elected by the Beneficiary. Under the fixed dollar amount option, the monthly payments will continue until the death of the beneficiary or until the Insurance Company has paid all benefits. The Insurance Company will pay any balance to the Beneficiary's estate.

FPA CONTRACTS. If a Policyowner dies during the Accumulation Period, the Insurance Company must distribute the entire interest under the Contract to the Beneficiary within five years after the death of the Policyowner, unless
(1) the Beneficiary is the spouse of the Policyowner, or (2) payments to a Beneficiary begin within one year after the Policyowner's death and the payments are to be made over the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the spouse of the Policyowner, the Insurance Company will treat the spouse as the Policyowner for purposes of determining when distributions from a Contract must begin. In effect, a Policyowner's spouse can in effect be substituted as the Policyowner under the FPA Contract, and minimum distribution requirements will not apply until the death of the spouse.

IRA CONTRACTS. If a Policyowner dies during the Accumulation Period, there are various rules to determine when the Insurance Company must distribute the interest under the Contract. The period beginning April 1 of the year following the year the Policyowner reaches age 70 1/2 is called the REQUIRED BEGINNING DATE. The Code imposes minimum distribution requirements once the Policyowner reaches the Required Beginning Date, and in general the Beneficiary is subject to the same distribution requirements. See "Federal Tax Matters--Other Matters." The Code also has certain minimum distribution requirements if the Policyowner dies before reaching the Required Beginning Date, but special rules apply to the surviving spouse of a Policyowner.

If the Policyowner dies after the Required Beginning Date, the Beneficiary must choose a method of payment that is not slower than the method of payment that was in effect prior to the Policyowner's death. The Beneficiary may satisfy the minimum distribution requirement by withdrawals from other eligible IRA contracts.

If the Policyowner dies before the Required Beginning Date, unless the Beneficiary is the surviving spouse, the Insurance Company must distribute the entire value of the death benefit to the Beneficiary (i) by December 31 of the calendar year during which the fifth anniversary of the Policyowner's death occurs, or (ii) in the form of annuity payments over a period that does not exceed the Beneficiary's life or life expectancy, whichever is longer. If the Beneficiary elects to receive annuity payments, they must commence no later than December 31 of the year following the year in which the Policyowner died. When the Beneficiary is the surviving spouse of the Policyowner, the spouse may use the Policyowner's Required Beginning Date (the date the Policyowner would have turned age 70 1/2) for determining when distributions must begin. Alternately, the spouse may take over the IRA Contract and make Contributions to the Contract, in which case the minimum distribution rules will be based on the spouse's Required Beginning Date. The minimum distribution requirements can be satisfied by withdrawals from other eligible IRA contracts. Provisions of the Internal Revenue Code may impose different minimum distribution requirements in certain situations, and therefore Beneficiaries should consult their tax advisers.

TERMINATION BY THE INSURANCE COMPANY

The Insurance Company may, in its sole discretion, return a Policyowner's Account Balance and terminate a Contract prior to the Annuity Commencement Date if the Policyowner has not made Contributions for three consecutive years, the Policyowner's Account Balance is less than a specified minimum, and the Policyowner has attained age 59 1/2. For FPA Contracts, the specified minimum Account Balance is $500. For IRA Contracts, the specified minimum is either $2,000 or the amount necessary to provide monthly Annuity Payments of at least $20 under the form of annuity selected by the Policyowner. The Insurance Company will notify the Policyowner of the Insurance Company's intention to terminate the Contract and provide a period of 90 days during which the Policyowner may make additional Contributions to reach the specified minimum Account Balance.

The Insurance Company will pay the Policyowner's Account Balance in a lump sum amount when the Insurance Company terminates a Contract.

POSTPONEMENT OF PAYMENTS

The Insurance Company will pay any amounts due from the Separate Account for a withdrawal, Specified Payment Option, death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

  1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

  2. The Commission by order permits postponement for the protection of Policyowners; or

  3. An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                              THE ANNUITY PERIOD

GENERAL

As of the Annuity Commencement Date, the Insurance Company will transfer the portion of the Policyowner's Account Balance that is in the Separate Account to the General Account. The Insurance Company then will apply the Policyowner's Account Balance to provide a monthly annuity benefit. The Insurance Company guarantees the Annuity Payments. As a result, the Annuity Payments from the Insurance Company are not dependent upon the investment experience of the Separate Account.

The level of Annuity Payments that the Insurance Company pays to Annuitants under the Contracts will not be affected by the actual mortality experience (death rate) of the persons who are receiving the payments, or by the actual mortality experience of the general population. The Insurance Company has made assumptions about mortality experience, which are reflected in the annuity purchase rates incorporated in the Contract. As a result, the Insurance Company has the MORTALITY RISK under the Contracts. In addition, the Insurance Company guarantees that it will not increase expense charges under the Contracts with respect to Annuity Payments regardless of its actual expenses.

Once the Insurance Company begins making Annuity Payments under a Contract, the Policyowner may not make any further Contributions. In addition, neither the Policyowner nor the Annuitant may make transfers to the Separate Account or withdrawals of any kind during the Annuity Period.

The Insurance Company will pay benefits under a Contract directly to the Annuitant at the Annuitant's last known address in the records of the Insurance Company, as provided by the Policyowner.

ANNUITY COMMENCEMENT DATE

The Annuity Period will begin on the Annuity Commencement Date that the Policyowner selects, subject to the restrictions described below.

IRA CONTRACT. The Policyowner must be at least 55 years old before the Annuity Commencement Date. For SEP IRAs and SIMPLE IRAs, the Annuity Commencement Date may not be before all of the following occur: the Policyowner reaches age 55; 30 days elapse after the Policyowner stops working for the employer that sponsors the SEP or SIMPLE; and 30 days elapse since the Insurance Company's receipt of the last employer contribution due under the SEP or SIMPLE. The Policyowner may select any Annuity Commencement Date that is the first day of a calendar month.

FPA CONTRACT. The Policyowner may select any Annuity Commencement Date that is the first day of a calendar month.

A Policyowner must elect an Annuity Commencement Date in advance, in the manner described under "General Matters--Contacting the Insurance Company." For IRA Contracts, the Policyowner must make the election 30 days in advance.

AVAILABLE FORMS OF ANNUITY

The Policyowner selects the form in which Annuity Payments will be made at the time the Policyowner designates an Annuity Commencement Date. The amount of the monthly Annuity Payment that will result from application of a Policyowner's Account Balance will vary, depending on the form of annuity that the Policyowner selects. The Policyowner may select a form of annuity from the following list:

PERIOD CERTAIN AND CONTINUOUS ANNUITY (or Period Certain and Life Thereafter Annuity). The Insurance Company makes a monthly Annuity Payment until the later of the death of the Annuitant and the end of the specified period (either ten or fifteen years). If the Annuitant dies prior to the end of the specified period, the Insurance Company will continue to make payments in the same amount to the Beneficiary until the end of the period. If the Policyowner elects this form and dies before the Annuity Commencement Date, the election will be cancelled.

JOINT AND SURVIVOR LIFE WITH PERIOD CERTAIN ANNUITY. The Insurance Company makes a monthly Annuity Payment until the later of (1) the death of the survivor as between the Annuitant and the contingent Annuitant, and (2) the end of the specified period (ten or fifteen years). If the Annuitant dies during the Annuity Period and the contingent Annuitant is living, the Insurance Company will pay monthly to the contingent Annuitant 66 2/3% of the Annuity Payments that were payable to the Annuitant. If the Annuitant dies during the Annuity Period and the contingent Annuitant dies prior to the end of the specified period, the Insurance Company will make payments to the Annuitant's Beneficiary.

FULL CASH REFUND ANNUITY. The Insurance Company makes a monthly Annuity Payment until the death of the Annuitant. If the total amount of the annuity benefits the Annuitant has received as of the date of the Annuitant's death is less than the amount of the Account Balance as of the Annuity Commencement Date, the Insurance Company will pay the difference between these two amounts as a death benefit to the Beneficiary. The Beneficiary may elect to receive the death benefit in a lump sum or a Ten Years Certain and Continuous Annuity, or in a combination thereof. Under an FPA Contract, however, if the Beneficiary is a person other than the Annuitant's surviving spouse, the Insurance Company must pay the entire amount to the Beneficiary in a lump sum.

In addition to the forms of annuity listed above, the Insurance Company, in its discretion, may be offering additional forms of annuity at the Annuity Commencement Date. As of the date of this Prospectus, the Insurance Company is offering the following additional forms of annuity, which also would be available for selection by Policyowners. The Insurance Company has the right to discontinue offering these forms at any time.

PERIOD CERTAIN AND CONTINUOUS ANNUITY. Same as the Period Certain and Continuous Annuity above, except that the period may be for three or five years as well.

JOINT AND SURVIVOR LIFE WITH PERIOD CERTAIN ANNUITY: Same as the Joint and Survivor Life with Period Certain Annuity above, except that the percentage to the contingent Annuitant may be 50%, 75% or 100%, rather than 66 2/3%.

JOINT AND SURVIVOR LIFE ANNUITY. Same as the Joint and Survivor Life With Period Certain Annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the contingent Annuitant (there is no guaranteed minimum payment period).

NON-REFUND LIFE ANNUITY. The Insurance Company makes a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any contingent Annuitant or Beneficiary.

AMOUNT OF ANNUITY PAYMENTS

The Insurance Company determines the amount of monthly Annuity Payments under a Contract based on the Policyowner's Account Balance on the Annuity Commencement Date and the annuity purchase tables contained in the Contract for the form of annuity benefit the Policyowner selects. If the Insurance Company has a single premium immediate annuity contract available for issuance on the date a Policyowner elects the payment of benefits under a Contract, the Insurance Company will determine if the interest and mortality tables for the single premium immediate annuity are more favorable than the rates in the Contract. The Insurance Company will use the more favorable table in calculating benefit payments. The Insurance Company guarantees that the rates it uses to determine the amount of Annuity Payments will never be less favorable for an Annuitant than the guaranteed rates provided in the Contract.

SMALL BENEFIT PAYMENTS

If the Annuity Payment would be less than $20 each month, the Insurance Company may, at its option, pay the present value of the annuity benefit in one payment to the Annuitant.

                              THE GENERAL ACCOUNT

A Policyowner's Contributions and transfers to the Insurance Company's General Account become part of the general assets of the Insurance Company. The General Account supports the Insurance Company's insurance and annuity obligations. The Insurance Company has not registered under the Securities Act of 1933 ("1933 Act") sales of interests in the Contracts allocated to the General Account, nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject generally to the provisions of the 1933 or 1940 Acts. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

SCOPE OF PROSPECTUS

This Prospectus serves as a disclosure document for the variable, or Separate Account, portion of the Contracts. For more details regarding the General Account, see the Contracts themselves.

GENERAL DESCRIPTION

The General Account consists of all of the general assets of the Insurance Company, other than those in the Separate Account and other segregated asset accounts. The Insurance Company bears the full investment risk for all amounts that Policyowners allocate to the General Account (whereas Policyowners bear the investment risk for amounts they allocate to the Separate Account). The Insurance Company has sole discretion to invest the assets of the General Account, subject to applicable law. The Insurance Company guarantees that it will credit interest to Policyowner Account Balances in the General Account at an effective annual rate of at least 3%. The Insurance Company, in its sole discretion, may credit a higher rate of interest to Policyowner Account Balances in the General Account, although the Insurance Company IS NOT OBLIGATED TO

CREDIT INTEREST IN EXCESS OF 3% PER YEAR. A Policyowner's Account Balance held in the General Account does not entitle the Policyowner to share in the investment experience of the General Account.

TRANSFERS AND WITHDRAWALS

A Policyowner may make partial or complete withdrawals from the General Account prior to the Annuity Commencement Date. See "Transfers" and "Withdrawals" under "The Accumulation Period".

The Insurance Company has the right to delay transfers and withdrawals from the General Account for up to six months following the date that the Insurance Company receives the transaction request.

ANNUITY PAYMENTS

The Insurance Company makes all Annuity Payments under the Contracts in the form of a fixed annuity from the General Account. The Insurance Company does not credit discretionary interest in excess of the guaranteed rate of 3% to Annuity Payments. The Annuitant must rely on the annuity purchase tables provided in the Contracts to determine the amount of Annuity Payments. See "The Annuity Period".

                                GENERAL MATTERS

CONTACTING THE INSURANCE COMPANY

A Policyowner must send in writing all notices, requests and elections required or permitted under the Contracts, except that a Policyowner may give certain instructions by telephone, as described below. A Policyowner must mail or deliver written notices, requests and elections to the Insurance Company's home office or to the Regional Office that serves the Policyowner. The Insurance Company's home office address is:

                The American Life Insurance Company of New York

                 Thomas A. Harwood, Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

A Policyowner may check the address for the appropriate Regional Office by calling 1-800-872-5963.

TRANSFERS, WITHDRAWALS AND REALLOCATIONS BY TELEPHONE. A Policyowner may make requests by telephone for transfers or withdrawals, or to change the instructions for allocation of future Contributions among Investment Alternatives, instead of writing to the Insurance Company or Regional Office. A Policyowner may make requests by telephone, however, only if the Policyowner has received a Personal Identification Number ("PIN") and has agreed to use it in accordance with the Insurance Company's rules and requirements. The Insurance Company automatically provides a PIN to each Policyowner in a letter the Insurance Company sends after it issues a Contract. A Policyowner may change by telephone the PIN that the Insurance Company assigns.

A Policyowner with a PIN may contact the Insurance Company by telephone (1-800-872-5963) and request the desired transaction or change. Requests by telephone that the Insurance Company receives by 4 pm Eastern Standard Time (or Daylight Savings Time, as applicable) on any Valuation Day will be considered received that day, and requests received after 4 pm will be considered received the next Valuation Day. The Insurance Company reserves the right to suspend or terminate at any time the right of Policyowners to request transfers, withdrawals or reallocations by telephone. See "The Accumulation Period--Calculation of Accumulation Unit Values."

Although the Insurance Company's failure to follow reasonable procedures may result in its liability for any losses due to unauthorized or fraudulent telephone transfers, the Insurance Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Insurance Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures shall consist of confirming the Participant's Social Security number, checking the Personal Identification Number, tape recording all telephone transactions and providing written confirmation of telephone transactions.

DESIGNATION OF BENEFICIARY

A Policyowner may designate a Beneficiary to receive any payments becoming due to a Beneficiary under a Contract. The Policyowner may change the beneficiary while the Policyowner is living, either before or after the Annuity Commencement Date, by providing the Insurance Company with written notice of the change. The designation or change in designation will take effect as of the date the Policyowner signs the notice, whether or not the Policyowner is living at the time the Insurance Company receives the notice. The Insurance Company will not be liable, however, for any payment or settlement it makes prior to receiving the notice of beneficiary or change of beneficiary.

If no Beneficiary designated by the Policyowner is living when the Annuitant dies, the Insurance Company will pay a single sum payment or the commuted value of any remaining periodic payments to a beneficiary or beneficiaries determined under the Contract. The Contract lists groups of beneficiaries in an order of preference, and the Insurance Company will check the list from the top and continue checking until it finds a beneficiary or beneficiaries in a class. The Insurance Company will pay the surviving person(s) in the first class of beneficiaries it finds, in this order: (a) the Annuitant's surviving spouse; (b) the Annuitant's surviving children; (c) the Annuitant's surviving parents; (d) the Annuitant's surviving brothers and sisters; and (e) the executors or administrators of the Annuitant's estate. The Insurance Company will calculate any commuted value on the basis of compound interest at a rate, determined by the Insurance Company, that is consistent with the interest assumption for the annuity rates the Insurance Company used to determine the amount payable under the annuity benefit.

ASSIGNMENT OF CONTRACTS

Except as otherwise permitted by law, a Policyowner may not assign a Contract, nor transfer any rights under the Contract.

THE INSURANCE COMPANY'S LIABILITY

The Insurance Company's liability for the payment of annuity benefits, death benefits, and withdrawals is limited to the payments provided under the Contract that arise from the Policyowner's Account Balance.

When the Insurance Company terminates an IRA or FPA Contract and pays the Policyowner's Account Balance, the Insurance Company will be released from all further liability to the Policyowner under the Contract.

The Insurance Company may rely on the reports and other information that Policyowners or their employers furnish to it as required under the Contracts, and the Insurance Company need not inquire as to the accuracy or completeness of the reports and information.

EVIDENCE OF SURVIVAL

When payment of a benefit is contingent upon the survival of any person, the Insurance Company must receive evidence of that person's survival, either by the personal endorsement of the check drawn for payment, or by other means satisfactory to the Insurance Company.

MISSTATEMENT OF INFORMATION

If a benefit provided under one of the Contracts was based on information that the Policyowner misstated, the benefit will be recalculated. The Insurance Company will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount determined by the Insurance Company on the basis of the corrected information.

If the Insurance Company underpaid benefits due to any misstatement, it will pay the amount of the underpayment in full with the next payment due under the Contract. If the Insurance Company overpaid any benefits due to a misstatement, it will deduct the overpayment to the extent possible from payments as they become due under the Contract. The Insurance Company will include interest based on an annual effective rate of 5% for IRA Contracts and 6% for FPA Contracts in the amount of any underpayments or overpayments.

INFORMATION AND DETERMINATION

A Policyowner is required to furnish the Insurance Company with the facts and information that the Insurance Company may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Policyowner.

NON-ALIENATION OF BENEFITS

To the extent permitted by law, no amount payable with respect to a Policyowner under a Contract may be subject to alienation, attachment, garnishment, levy (other than a Federal tax levy), execution, or other legal or equitable process, and no such amount will be subject to any legal process which would subject it to the payment of any claim against the Policyowner or Beneficiary.

ALTERNATE PAYMENT OF BENEFITS

The Insurance Company may make any payment that is due to a payee who is physically or mentally incompetent to receive the payments, or who is a minor, to certain other persons. Upon making these alternate payments, the Insurance Company will be discharged from all liability with respect to payments due to the payee.

                              FEDERAL TAX MATTERS

TAXATION OF SEPARATE ACCOUNT

For Federal income tax purposes, the Separate Account is not a separate entity from the Insurance Company, and its operations are a part of the Insurance Company, which is taxed as a life insurance company under the Code. Accordingly, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Code.

The Insurance Company reinvests all of the net investment income and realized capital gains on the Separate Account's assets into the Separate Account. The values of the Accumulation Units for the Separate Account Funds reflect this reinvestment. Under existing Federal income tax law, the Insurance Company does not pay tax on the Separate Account's net investment income, including realized net capital gains. The Insurance Company reserves the right to make a deduction for taxes if in the future the Insurance Company must pay tax on the Separate Account's operations.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY

Section 72 of the Code describes the income taxation of annuity payments or other distributions. Its provisions apply to payments made under annuity contracts. The Insurance Company intends the provisions of Section 72 to apply to payments the Insurance Company makes under the Contracts offered by this Prospectus. An IRA or FPA Contract will be within the provisions of Section 72 and treated as an annuity even if the Policyowner elects to receive the Policyowner's Account Balance in a form other than an annuity, such as a lump sum.

Generally, a Policyowner must receive a payment under a Contract before the Policyowner is subject to income taxation on the Contract. The Policyowner does not include interest, earnings or other accumulations credited to the Policyowner's Account Balance in the Policyowner's gross income until the Policyowner receives a distribution under the Contract. However, if the Policyowner is not an individual, or if an employer purchases FPA Contracts for deferred compensation obligations, the Policyowner generally is subject to current taxation on interest, earnings or other accumulations, even before the Policyowner receives any distributions.

When a Policyowner receives a payment under a Contract, the payment, or a portion of the payment, will be taxable to the Policyowner as ordinary income. The Policyowner will not be able to characterize any part of the payment as a capital gains distribution.

A number of variables determine whether a Policyowner must include in taxable income either all of the Annuity Payments or other distributions, such as withdrawals, that the Policyowner received during the year or only a portion of the Annuity Payments or distributions. An FPA Policyowner generally will have, and an IRA Policyowner may have, an INVESTMENT IN THE CONTRACT, which generally is the amount of after-tax (non-deductible) Contributions that the Policyowner has made under the Contract and not previously withdrawn. If a Policyowner does not have an investment in the Contract, the Policyowner must include the total amount received during a tax year in the Policyowner's gross income. If, however, a Policyowner does have an investment in the Contract, the Policyowner may be able to exclude from gross income a portion of the Annuity Payments or other distributions received. A Policyowner must report to the IRS the amount of the Policyowner's after-tax Contributions to an IRA Contract, and the Policyowner will be responsible for determining the investment in the IRA Contract. See "IRA and SEP IRA Contracts--Deduction of Contributions".

ANNUITY PAYMENTS UNDER AN FPA CONTRACT

After the Annuity Commencement Date, a Policyowner who begins to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, may apply the EXCLUSION RATIO method to determine the percentage of the Annuity Payments that the Policyowner may exclude from gross income for each tax year. The Policyowner is not taxed on the amount excluded. The percentage the Policyowner may exclude is calculated by dividing the Policyowner's investment in the contract by the EXPECTED RETURN from the Contract. Expected return is the present (discounted) value of the Annuity Payments or other periodic payments the Insurance Company expects to make.

The amount that a Policyowner excludes from gross income each year represents a partial return of the Policyowner's investment in the contract at the Annuity Commencement Date. If the Policyowner receives Annuity Payments for a period of time and recovers all of the investment in the Contract, then the Policyowner must begin including in gross income the entire amount of the Annuity Payments the Policyowner receives each year.

WITHDRAWALS UNDER AN FPA CONTRACT

A Policyowner who makes cash withdrawals prior to the Annuity Commencement Date may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. The Policyowner must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than the Policyowner's investment in the contract. In effect, the Policyowner must treat withdrawals as first being withdrawals of the increase in value under the Contract, and the Policyowner is subject to taxation on the entire amount of interest and earnings under the FPA Contract before the Policyowner may recover the investment in the contract. See "Obtaining Tax Advice".

LUMP SUM DISTRIBUTION UNDER AN FPA CONTRACT

A Policyowner who receives a single lump sum payment must include in gross income for the tax year in which the Policyowner receives the lump sum payment the difference between the amount of the lump sum payment and the amount of the Policyowner's investment in the contract.

ANNUITY PAYMENTS UNDER AN IRA CONTRACT

The exclusion ratio method applies to Annuity Payments after the Annuity Commencement Date under an IRA Contract. The percentage the Policyowner may exclude is calculated by dividing the Policyowner's investment in the contract by the expected return from the Contract. As is the case with Annuity Payments under an FPA Contract, the exclusion ratio method continues to apply until the Policyowner recovers the investment in the contract. After that time, the Policyowner will have to include the full amount of each Annuity Payment in gross income for each taxable year (see "Obtaining Tax Advice").

WITHDRAWALS UNDER AN IRA CONTRACT

A Policyowner who receives payments under an IRA Contract before the Annuity Commencement Date (or who receives payments after the Annuity Commencement Date that are not Annuity Payments) generally may exclude only a portion of the payments from gross income. The portion that a Policyowner may exclude from gross income is generally determined by dividing the Policyowner's investment in the contract by the Policyowner's Account Balance as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account balances for this purpose (see "Obtaining Tax Advice").

LUMP SUM PAYMENT UNDER AN IRA CONTRACT

A Policyowner who receives a single sum payment of the Account Balance under an IRA Contract must include in gross income for the tax year in which the Policyowner receives the lump sum payment the difference between the amount of the lump sum payment and the amount of the Policyowner's investment in the contract.

IRA AND SEP IRA CONTRACTS--DEDUCTION OF CONTRIBUTIONS

Generally, the maximum allowable deduction which a Policyowner may take for Contributions to an IRA Contract is $2,000 or 100% of annual compensation, whichever is less. If a Policyowner or spouse participates in a pension plan, a tax-deferred annuity contract, a SEP, a SIMPLE, or an eligible 457 plan (a pension arrangement), and the Policyowner has an adjusted gross income (AGI) over a specified amount, the Policyowner will not be entitled to the maximum allowable deductible contribution. A Policyowner's allowable deductible contribution will be reduced by $1 for every $5 by which the Policyowner's AGI exceeds $25,000, or $40,000 if married and filing jointly, or $0 if married and filing separately. As a consequence, a Policyowner will not be entitled to any tax deductions for Contributions under an IRA Contract once the Policyowner's adjusted gross income reaches $35,000, or $50,000 if the Policyowner is married and filing jointly or $10,000 if married and filing separately. If a Policyowner is married and files separately, no deduction may be made by either spouse if the Policyowner or the spouse participates in a pension arrangement. The Contribution to a spousal IRA is deductible to the same extent as the Contribution for a Policyowner.

A Policyowner who may not deduct all or part of the Contributions to an IRA Contract under the above rules may still make non-deductible contributions. The maximum non-deductible contribution is $2,000 or 100% of annual compensation, whichever is less, reduced by the amount of the Policyowner's deductible contribution for that tax year.

A Policyowner may contribute up to $2,000 to an IRA on behalf of the Policyowner for any tax year and may contribute up to $2,000 to a spousal IRA for the Policyowner's spouse for any tax year. Excess Contributions may result in adverse income tax consequences to a Policyowner.

If a Policyowner makes a non-deductible Contribution, the Policyowner must report the amount of that contribution to the IRS when the Policyowner files an income tax return for the year. Policyowners who make non-deductible contributions to IRAs are responsible for maintaining their own records regarding the contributions and calculating the amount of their investment in the contract. See "Payments Under Annuity Contracts Generally". The Insurance Company presumes, for tax reporting purposes and when distributions occur, that all contributions under an IRA Contract are deductible. It is the responsibility of the Policyowner to make any appropriate adjustments when reporting the distributions to the IRS on an income tax return for the year of distribution.

SIMPLE IRAS--ROLLOVER LIMITATION

During the first two years of participation in a SIMPLE, a Policyowner may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, a Policyowner may rollover amounts from a SIMPLE IRA to any IRA.

PENALTY TAXES

A penalty tax is imposed on each premature withdrawal, which is any withdrawal under a Contract before the Policyowner has reached age 59 1/2. The penalty tax is equal to 10% of the taxable portion of the premature withdrawal, or in other words is equal to 10% of the amount of the withdrawal that the Policyowner must include in gross income. However, if a Policyowner makes any withdrawals from a SIMPLE IRA within the first two years of the Policyowner's participation in the employer's SIMPLE, the early withdrawal penalty is increased to 25% from 10%. In the circumstances described below, no penalty tax will be imposed.

IRA CONTRACTS--NO PENALTY TAX FOR WITHDRAWALS BEFORE AGE 59 1/2 IF:

  1. The Policyowner has died.

  2. The Policyowner has become disabled.

  3. The withdrawals are annuity payments made over the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and his beneficiary.

  4. The withdrawals are to pay medical expenses of the Policyowner, or of the Policyowner's spouse or dependents, if the medical expenses would be deductible by the Policyowner for federal income tax purposes. (Medical expenses generally are deductible if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income.)

  5. The withdrawals are to pay health insurance premiums for the Policyowner, or the Policyowner's spouse or dependents, if the Policyowner has received unemployment compensation for at least 12 weeks and certain other eligibility requirements are met.

Other federal income tax penalties may be applicable to amounts accumulated or distributed under IRA Contracts (see "Obtaining Tax Advice"). Legislation pending in Congress may create additional circumstances, such as withdrawals for higher education expenses, when the penalty tax will not be imposed.

FPA CONTRACTS-- NO PENALTY TAX FOR WITHDRAWALS BEFORE AGE 59 1/2 IF:

  1. The Policyowner has died.

  2. The Policyowner has become disabled.

  3. The withdrawals are annuity payments made over the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and his beneficiary.

  4. The amount withdrawn is attributable to Contributions made prior to August 14, 1982.

TAX PENALTY ON EXCESS DISTRIBUTIONS UNDER IRA CONTRACTS

An IRA Contract Policyowner who receives aggregate retirement distributions for a calendar year in excess of a certain amount, currently $160,000, may be subject to a penalty tax equal to 15% of the excess. This penalty tax is in addition to the regular income tax imposed on the excess distribution. This penalty does not generally apply to death benefits and certain other distributions, and special rules apply to lump sum distributions and certain "grandfathered amounts" accrued before August 1, 1986. See "Obtaining Tax Advice." This penalty tax has been temporarily suspended for tax years 1997, 1998 and 1999. However, there is a corresponding estate tax that has not been suspended.

MINIMUM DISTRIBUTIONS REQUIRED UNDER IRA CONTRACTS

Distributions under IRA Contracts must begin by April 1 of the year following the year when the Policyowner reaches age 70 1/2 (the REQUIRED BEGINNING
DATE), even if the Policyowner does not retire. The Code imposes minimum requirements on the amounts which must be distributed. If the Policyowner does not meet the requirements, a penalty tax equal to 50% of the difference between the required minimum and the actual distribution may be applicable. The minimum distribution may be satisfied if the Policyowner makes withdrawals from other IRA contracts. See "Obtaining Tax Advice".

ESTATE TAXES

In general, a death benefit, consisting of amounts payable to a Policyowner's Beneficiary is includable in the Policyowner's estate for federal estate tax purposes. (See "Obtaining Tax Advice".)

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS

The Insurance Company is required to withhold federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require withholding if federal withholding is applicable. However, recipients of Annuity Payments or other distributions under the Contracts may elect not to have federal income tax withheld. A Policyowner may at any time revoke an election not to withhold. If the Policyowner revokes the election, the Insurance Company will commence withholding.

The Insurance Company will withhold only against the taxable portion of the Annuity Payments or of the other distributions. The Insurance Company will determine the withholding rate based upon the nature of the distribution. The Insurance Company will withhold Federal tax from Annuity Payments in accordance with the Annuitant's withholding certificate. If no withholding certificate is filed with the Insurance Company, the Insurance Company will withhold federal tax from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions. In general, the Insurance Company will withhold Federal tax on withdrawals other than Annuity Payments at a flat 10% rate of the amount withdrawn.

OBTAINING TAX ADVICE

THIS DESCRIPTION OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR POLICYOWNERS UNDER THE CONTRACTS IS NOT EXHAUSTIVE AND IS FOR INFORMATION PURPOSES ONLY, AND TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. This description does not cover all situations involving the purchase of an annuity or the election of an option under the Contracts. A Policyowner's tax results may vary depending upon individual situations, and special rules may apply in certain cases. A Policyowner also may be subject to State and local taxes. For these reasons, a Policyowner should consult a qualified tax adviser for complete tax information. This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers.

                                 VOTING RIGHTS

The Insurance Company will vote the shares of the Underlying Funds held in the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. The Insurance Company will cast its votes according to instructions the Insurance Company receives from Policyowners, who have the right to instruct the Insurance Company on how to vote the shares. The number of Underlying Fund shares that the Insurance Company may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Fund.

The Insurance Company will vote 100% of the shares that a Separate Account Fund owns. The number of shares that the Insurance Company casts for or against each matter will be based on the voting instructions that the Insurance Company receives from Policyowners. The Insurance Company will assume that Policyowners who did not send voting instructions would have given instructions in the same proportions as the Policyowners who did send voting instructions. The number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions will be determined by the Insurance Company as of the same record date used by the Underlying Fund.

Each Policyowner who has the right to give voting instructions to the Insurance Company for a shareholders' meeting of an Underlying Fund will receive information about the matter to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to the Insurance Company.

If the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes, and as a result the Insurance Company determines that it may vote the shares of the Underlying Funds in its own discretion, it may elect to do so.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, the Insurance Company may include quotations of the "yield" and "effective yield" for the Money Market Fund of the Separate Account in advertisements, sales literature or shareholder reports. Both yield figures are based on historical performance and show the performance of a hypothetical investment. Yield and effective yield do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income that the Fund generates over a specified seven-day period, with the ending date stated. The income is annualized and shown as a percentage. To annualize the income, the Insurance Company assumes that the amount of income the Fund generated during the seven day period would be generated during each week in a 52-week period. The effective yield is expressed similarly to yield. When income is annualized, however, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Money Market Fund will vary based on, among other things, changes in the market conditions, the level of interest rates and the level of the Fund's and the underlying Money Market Fund's expenses.

OTHER FUNDS

From time to time, the Insurance Company may include quotations of "total return" of a Fund of the Separate Account in advertisements, sales literature or shareholder reports. Total return figures for a Separate Account Fund are based on the assumption that contributions under a Contract were invested in each Underlying Fund when that Underlying Fund first commenced operations. Total return figures are based on historical performances and show the performance of a hypothetical investment. Total return figures do not indicate future performance.

The total return of a Fund refers to return, assuming an investment has been held in the Underlying Fund for one year, five years and ten years (if the Underlying Fund has been in existence for those periods), and for any other period when the ending date is stated. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Fund will vary based on, among other things, changes in market conditions and the level of the Fund's and the Underlying Fund's expenses.

For a detailed description of the methods the Insurance Company uses to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                           FUNDING AND OTHER CHANGES

The Insurance Company reserves the right, subject to compliance with applicable law, including approval of Policyowners if required, (1) to create new funds of the Separate Account at any time; (2) to transfer assets determined by the Insurance Company to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of the Insurance Company; (3) to create additional separate investment accounts or combine any two or more accounts including the Separate Account; and (4) to deregister the Separate Account under the 1940 Act.

                       OTHER VARIABLE ANNUITY CONTRACTS

In addition to the Contracts described in this Prospectus, the Insurance Company may in the future offer other individual and group variable annuity contracts that also participate in the Separate Account.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
   Distribution of the Contracts...........................................   3
   Money Market Yield Calculation..........................................   3
   Performance Information.................................................   3
   Safekeeping of Separate Account Assets..................................   4
   State Regulation........................................................   4
   Periodic Reports........................................................   7
   Legal Proceedings.......................................................   7
   Legal Matters...........................................................   7
   Experts.................................................................   7
   Additional Information..................................................   7
   Financial Statements....................................................   7

          OBTAINING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION

To receive a copy of the Statement of Additional Information at no charge, a Policyowner may call 1-800-872-5963 or may detach the Form below and mail it to The American Life Insurance Company of New York, 320 Park Avenue, New York, New York 10022.

-------------------------------------------------------------------------------

              ORDER FORM FOR STATEMENT OF ADDITIONAL INFORMATION

To: The American Life Insurance Company of New York

Please send me a copy of the Statement of Additional Information dated May 1, 1997 for the Variable Accumulation Annuity Contracts offered by The American Life Insurance Company of New York through its Separate Account No. 2. My name and address are as follows:
            ---------------------------------------------------
            Name
            ---------------------------------------------------
            Street Address
            ---------------------------------------------------
            City                        State            Zip

                            GLOSSARY OF DEFINITIONS

ACCUMULATION PERIOD--The period under a Contract when Contributions are made. The Accumulation Period is before the Annuity Period.

ACCUMULATION UNIT--A measure used to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account prior to the Annuity Commencement Date. Each Fund of the Separate Account has its own Accumulation Unit value.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND--The American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.

ANNUITANT--The person who is to receive Annuity Payments under a Contract. Under FPA Contracts, the Policyowner may be the Annuitant, or the Policyowner may name another person as the Annuitant. Under IRA Contracts, the Policyowner must be the Annuitant.

ANNUITY COMMENCEMENT DATE--The date annuity benefits become payable under a Contract. A Policyowner selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax provisions in certain circumstances. Sometimes the Insurance Company refers to the Annuity Commencement Date as the Benefit Commencement Date.

ANNUITY PAYMENTS--A series of monthly payments from the Insurance Company for the life of the Annuitant, based on a Policyowner's Account Value on the Annuity Commencement Date. The amount of the monthly Annuity Payment is set as of the Annuity Commencement Date, and payments may be for a guaranteed minimum period of time, payable for the joint lifetime of the Annuitant and another person and thereafter for the life of the survivor, or for other periods available under the Insurance Company's payout options.

ANNUITY PERIOD--The period under a Contract that begins on the Annuity Commencement Date, during which Annuity Payments are received by an Annuitant.

BENEFICIARY(IES)--The person(s) named under the Contract to receive, upon the death of the Annuitant (or the contingent Annuitant under a joint and survivor annuity), death benefits if the Contract is in the Accumulation Period and any remaining Annuity Payments (or their commuted value) if the Contract is in the Annuity Period.

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO--The Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT(S)--One (or more) of the individual variable accumulation annuity contracts described in this Prospectus.

CONTRIBUTIONS--Amounts contributed from time to time under a Contract during the Accumulation Period.

FIDELITY VIP EQUITY-INCOME PORTFOLIO--The Equity-Income Portfolio of Variable Insurance Products Fund.

FIDELITY VIP II CONTRAFUND AND ASSET MANAGER PORTFOLIOS--The Contrafund Portfolio and the Asset Manager Portfolio of Variable Insurance Products Fund II.

FUND--One of the subaccounts of the Separate Account.

GENERAL ACCOUNT--All of the assets of the Insurance Company that are not in a separate account, but rather are held as part of its general assets.

INSURANCE COMPANY--The American Life Insurance Company of New York.

INVESTMENT ALTERNATIVES--The General Account and the distinct Funds comprising the Separate Account. Each Fund is named for and invests in one of the Underlying Funds. Under the Contracts, a Policyowner may allocate
Contributions among any number of Investment Alternatives during the Accumulation Period. Currently, the Separate Account has sixteen Funds.

INVESTMENT COMPANY--Mutual of America Investment Corporation.

POLICYOWNER--Under an IRA Contract, the individual, and under an FPA Contract, the individual or employer, to whom the Contract is issued.

POLICYOWNER'S ACCOUNT BALANCE OR VALUE (OR ACCOUNT BALANCE OR VALUE)--The sum of the dollar values of the Accumulation Units credited to a Policyowner in the Separate Account and the value of amounts accumulated for the benefit of that Policyowner in the General Account.

REGULAR IRA--An IRA Contract other than a SEP IRA or SIMPLE IRA.

SEPARATE ACCOUNT--The American Separate Account No. 2, a separate investment account established by the Insurance Company to receive and invest Contributions made under variable accumulation annuity contracts and other variable contracts. The Separate Account is set aside and kept separate from the other assets of the Insurance Company.

SEP IRA--An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.

SIMPLE IRA--An IRA Contract purchased by an employee in connection with a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.

UNDERLYING FUNDS--Currently, sixteen funds or portfolios invested in by the Separate Account Funds. These are the Money Market, All America, Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite and Aggressive Equity Funds of the Investment Company; the Fidelity VIP Equity-Income Portfolio; the Fidelity VIP II Contrafund and Asset Manager Portfolios; the Scudder Capital Growth, Bond and International Portfolios; the American Century VP Capital Appreciation Fund; and the Calvert Responsibly Invested Balanced Portfolio.

VALUATION DAY--Each day that the New York Stock Exchange is open for business.

VALUATION PERIOD--The period beginning on the close of business of each Valuation Day and ending on the close of business on the next Valuation Day.

                                                                          PART B


                      THE AMERICAN SEPARATE ACCOUNT NO. 2

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                   Issued by

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                            ----------------------

  This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variable Accumulation Annuity Contracts ("Contracts") issued by The American Life Insurance Company of New York. You may obtain a copy of the Prospectus dated May 1, 1997, by calling 1-800-872-5963, or writing to The American Life Insurance Company of New York, 320 Park Avenue, New York, New York 10022. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Dated: May 1, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DISTRIBUTION OF THE CONTRACTS..............................................   3
MONEY MARKET YIELD CALCULATION.............................................   3
PERFORMANCE INFORMATION....................................................   3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS.....................................   6
STATE REGULATION...........................................................   6
PERIODIC REPORTS...........................................................   7
LEGAL PROCEEDINGS..........................................................   7
LEGAL MATTERS..............................................................   7
EXPERTS....................................................................   7
ADDITIONAL INFORMATION.....................................................   7
FINANCIAL STATEMENTS.......................................................   7

                         DISTRIBUTION OF THE CONTRACTS

Mutual of America Life Insurance Company, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("Distributor") acts as the principal underwriter of the Contracts. The Contracts are offered for sale on a continuous basis through employees of the Insurance Company and certain employees of the Distributor. The only compensation paid for sales of the Contracts is in the form of salary. All persons engaged in selling the Contracts are licensed agents of the Insurance Company and are duly qualified registered representatives of the Distributor.

                         MONEY MARKET YIELD CALCULATION

In accordance with regulations adopted by the Securities and Exchange Commission, the Insurance Company may quote the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Fund of the Separate Account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative and distribution expenses or services, the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will by lower than the yield for the Money Market Fund of the Investment Company.

The Securities and Exchange Commission also permits the Insurance Company to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. (See also the description of the Money Market Fund's yield quotations under "Performance Information" below.)

The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yield or rates of return. The Money Market Fund of the Separate Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, quotations of the performance of the Separate Account's Money Market Fund may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Yield is the net annualized yield based on a specified seven calendar-days calculated as simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. Effective yield is the net annualized yield for a specified seven calendar-days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

  Effective Yield = ((Base Period Return +1) 365/7) - 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 30, 1996 was 4.23%.

 As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

In connection with communicating its total return to current or prospective Policyowners, the Money Market Fund also may compare these figures to the performance of other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

FUNDS OTHER THAN MONEY MARKET

From time to time, quotations of a Fund's "total return" may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of the underlying portfolio's shares and assume that all dividends and gains distributions during the respective periods were reinvested in portfolio shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

    T = (ERV/P)/to the first power/to the nth power - 1

  Where:

  P = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the underlying portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in portfolio shares. Cumulative total return is calculated by finding the rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

    C = (ERV/P) - 1

  C = Cumulative Total Return

  P = hypothetical initial payment of $1,000

  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                 AVERAGE ANNUAL
                            TOTAL RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1996

               FUND               ONE YEAR FIVE YEARS TEN YEARS LIFE OF THE FUND
               ----               -------- ---------- --------- ----------------
   Investment Company All
    America.....................    18.9%     12.3%     12.0%       13.6%(1)
   Investment Company Equity
    Index.......................    20.8%      N/A       N/A        14.5%(2)
   Investment Company Bond......     1.9%      6.4%      6.4%        7.5%(1)
   Investment Company Short-Term
    Bond........................     3.3%      N/A       N/A         3.1%(2)
   Investment Company Mid-Term
    Bond........................     2.2%      N/A       N/A         4.3%(2)
   Investment Company Composite.    10.1%      8.7%      9.0%       10.6%(1)
   Investment Company Aggressive
    Equity......................    25.1%      N/A       N/A        24.2%(3)
   Fidelity VIP Equity-Income...    12.5%     16.2%      N/A        11.9%(4)
   Fidelity VIP II Contra.......    19.5%      N/A       N/A        28.3%(5)
   Fidelity VIP II Asset
    Manager.....................    12.8%      9.6%      N/A        10.2%(6)
   Scudder Capital Growth.......    18.3%     10.7%     11.4%       12.7%(7)
   Scudder Bond.................     1.2%      5.1%      6.3%        6.9%(7)
   Scudder International........    13.0%      9.4%      N/A         8.5%(8)
   American Century VP
    Capital Appreciation........    -5.6%      4.7%      N/A         9.3%(9)
   Calvert Responsibly Invested
    Balanced....................    10.9%      8.8%     10.1%        8.6%(10)

                      CUMULATIVE TOTAL RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1996

               FUND               ONE YEAR FIVE YEARS TEN YEARS LIFE OF THE FUND
               ----               -------- ---------- --------- ----------------
   Investment Company All
    America.....................    18.9%     78.8%    209.4%      364.3%(1)
   Investment Company Equity
    Index.......................    20.8%      N/A       N/A        70.0%(2)
   Investment Company Bond......     1.9%     36.2%     85.1%      146.5%(1)
   Investment Company Short-Term
    Bond........................     3.3%      N/A       N/A        13.1%(2)
   Investment Company Mid-Term
    Bond........................     2.2%      N/A       N/A        17.7%(2)
   Investment Company Composite.    10.1%     51.8%    137.4%      236.4%(1)
   Investment Company Aggressive
    Equity......................    25.1%      N/A       N/A        65.7%(3)
   Fidelity VIP Equity-Income...    12.5%    111.6%      N/A       216.7%(4)
   Fidelity VIP II Contra.......    19.5%      N/A       N/A        64.5%(5)
   Fidelity VIP II Asset
    Manager.....................    12.0%     58.1%      N/A       103.8%(6)
   Scudder Capital Growth.......    18.3%     66.4%    195.0%      295.1%(7)
   Scudder Bond.................     1.2%     28.4%     84.5%      115.4%(7)
   Scudder International........    13.0%     56.8%      N/A       119.4%(8)
   American Century VP
    Capital Appreciation........    -5.6%     26.1%      N/A       124.9%(9)
   Calvert Responsibly Invested
    Balanced....................    10.9%     52.2%    161.9%      134.1%(10)

-------
 (1)For the period beginning January 1, 1985 (commencement of operations)
 (2)For the period beginning February 5, 1993 (commencement of operations)
 (3)For the period beginning May 2, 1994 (commencement of operations)
 (4)For the period beginning October 9, 1986 (commencement of operations)
 (5)For the period beginning January 3, 1995 (commencement of operations)
 (6)For the period beginning September 6, 1989 (commencement of operations)
 (7)For the period beginning July 16, 1985 (commencement of operations)
 (8)For the period beginning May 1, 1987 (commencement of operations)
 (9)For the period beginning November 20, 1987 (commencement of operations). Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.
(10)For the period beginning September 2, 1986 (commencement of operations)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of that Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencment dates for the Funds reflect the commencement dates for the underlying fund or portfolio. Separate Account charges have been deducted for fund or portfolios which commenced operations prior to the commencement of operations of the corresponding Fund of the Separate Account.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge (a $2.00 monthly contract fee assessed as a cost per $1,000 based on the average account balance for all individually allocated contracts). The monthly contract fee is deducted initially from any net assets in the Policyowner's Account which have been allocated to the General Account. If no net assets are allocated to such Account, the monthly contract fee would be deducted from the net assets of the Policyowner's Account which have been allocated to one of the Funds of the Separate Account in the following order: (a) Investment Company Money Market, (b) Investment Company Short-Term Bond, (c) Investment Company Mid-Term Bond, (d) Investment Company Bond, (e) Scudder Bond, (f) Investment Company Composite, (g) Fidelity VIP II Asset Manager, (h) Calvert Responsibly Invested Balanced, (i) Fidelity VIP Equity-Income, (j) Investment Company All America, (k) Investment Company Equity Index, (l) Fidelity VIP II Contrafund, (m) Investment Company Aggressive Equity, (n) Scudder Capital Growth, (o) Scudder International, and (p) American Century VP Capital Appreciation. As such, the allocation of the net assets of a Participant's Account would determine whether any monthly contract fee would be charged against a Separate Account Fund.

The actual treatment of the monthly contract fee and its effect on total return would depend on the Policyowner's actual allocation. If a Policyowner has net assets in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of such a Policyowner's net assets held in any of the Funds of the Separate Account would experience a higher total return than shown above. If a Policyowner has no assets allocated to the General Account, but has net assets allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above. If a Policyowner has no assets in the General Account, but has net assets allocated only to one Fund of the Separate Account, then after deduction of the monthly contract fee, an illustration of such a total return figure would be lower than that shown above.

Performance figures, when used, are based on historical earnings and are not guaranteed. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the level of the Fund's expenses. As a consequence, unit values will fluctuate so accumulation units, when redeemed, may be worth more or less than their original cost.

In connection with communicating its total return to current or prospective Policyowners, a Fund also may compare these figures to the performance of other variable annuity accounts tracked by rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Insurance Company. Records are maintained of all purchases and redemptions of Eligible Portfolio Company shares held by each of the Funds of the Separate Account.

                                STATE REGULATION

The Insurance Company is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which it does business.

The Insurance Company must file with the Superintendent an annual statement on a form promulgated by the National Association of Insurance Commissioners. It must also file with New York and other states a separate statement with respect to any separate accounts that it may maintain, including the Separate Account. The Insurance Company's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the Insurance Company is made at least every five years. A full examination of the Insurance Company's operations may also be conducted periodically by other states.

The laws of New York and of other states in which the Insurance Company is licensed to transact business provide specifically for regulation and supervision of the variable annuity activities of life insurance companies. Included in such regulations are requirements relating to mandatory contract provisions and approval of contract form. Such state regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which the Insurance Company does business apply the laws of New York in determining permissible investments for the Insurance Company.

                                PERIODIC REPORTS

Prior to a Policyowner's Annuity Commencement Date, the Policyowner will be provided by the Insurance Company, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period: (1) the amount of Contributions paid under the Contract; (2) the interest accrued on amounts allocated for the Policyowner to the General Account; (3) the number and dollar value of Accumulation Units credited to the Policyowner in each Fund of the Separate Account; and (4) the total amounts of all withdrawals and transfers from each Account and each Fund. Employers making payroll deductions have been informed that payment must be remitted to the Insurance Company within seven days of the date it has been withheld from an individual's pay. The statement also will specify the Policyowner's Account Balance available to provide a periodic benefit, cash return, or death benefit with respect to the Policyowner. The Insurance Company will also transmit to Policyowners, at least semi-annually, reports showing the financial condition of the Separate Account, and a schedule of investments held in each Fund of the Investment Company.

                               LEGAL PROCEEDINGS

The Insurance Company is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including the Insurance Company's right to issue the Contracts thereunder, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of the Insurance Company. Certain legal matters relating to the Federal securities laws have been passed upon by the law firm of Jones & Blouch L.L.P., Washington, D.C.

                                    EXPERTS

The financial statements included in this Statement of Additional Information have been audited by the Insurance Company's independent public accountants, Arthur Andersen LLP, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein and in the Prospectus concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission.

                              FINANCIAL STATEMENTS

The financial statements of the Insurance Company that are included in this Statement of Additional Information should be considered only as bearing on the ability of the Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. To the extent that Policyowners under the Contracts are participating in the investment performance of the Separate Account, the amounts of Policyowners' Account Balances and annuity payments are affected primarily by the investment results of the chosen Fund(s) of the Separate Account.

The following financial statements for the year ended December 31, 1996 are included in this Statement of Additional Information:


                      The American Separate Account No. 2
                      -----------------------------------

                                                                Page
                                                                ----

Statement of Assets and Liabilities...........................   VI
Statement of Operations....................................... VIII
Statements of Changes in Net Assets...........................    X
Notes to Financial Statements................................. XIII
Report of Independent Public Accountants...................... XVII


                The American Life Insurance Company of New York
                -----------------------------------------------


                                                                Page
                                                                ----

Report of Independent Public Accountants......................   52
Statements of Financial Condition.............................   53
Statements of Operations and Surplus..........................   54
Statements of Cash Flow.......................................   55
Notes to Financial Statements.................................   56


                                     SAI-8

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                INVESTMENT COMPANY
                                  ----------------------------------------------
                                  MONEY MARKET ALL AMERICA EQUITY INDEX   BOND
                                      FUND        FUND         FUND       FUND
                                  ------------ ----------- ------------ --------
Assets:
Investments in Mutual of America
 Investment Corporation at
 market value
 (Cost:
 Money Market Fund --
         $116,400
 All America Fund --
       $2,974,112
 Equity Index Fund --
       $1,379,656
 Bond Fund --$917,816)
 (Notes 1 and 2)................    $112,456   $3,175,681   $1,401,820  $865,821
Due From (To) General Account...      11,410      177,255       71,612    36,451
                                    --------   ----------   ----------  --------
Net Assets......................    $123,866   $3,352,936   $1,473,432  $902,272
                                    ========   ==========   ==========  ========
Unit Value at December 31, 1996
 (Note 5).......................       $1.87        $5.39        $1.72     $2.75
                                       =====        =====        =====     =====
Number of Units Outstanding at
 December 31, 1996 (Note 5).....      66,104      621,536      858,298   328,371
                                    ========   ==========   ==========  ========

                                                INVESTMENT COMPANY
                                     -----------------------------------------
                                      SHORT-                        AGGRESSIVE
                                       TERM    MID-TERM  COMPOSITE    EQUITY
                                     BOND FUND BOND FUND    FUND       FUND
                                     --------- --------- ---------- ----------
Assets:
Investments in Mutual of America
 Investment Corporation at
 market value
 (Cost:
 Short-Term Bond Fund --
                $23,075
 Mid-Term Bond Fund --
               $341,946
 Composite Fund --
             $1,813,177
 Aggressive Equity Fund --
  $2,621,992)
 (Notes 1 and 2)....................  $22,467  $301,503  $1,682,871 $2,564,149
Due From (To) General Account.......   (2,201)    8,455      28,700    (71,524)
                                      -------  --------  ---------- ----------
Net Assets..........................  $20,266  $309,958  $1,711,571 $2,492,625
                                      =======  ========  ========== ==========
Unit Value at December 31, 1996
 (Note 5)...........................    $1.14     $1.19       $3.75      $1.80
                                      =======  ========  ========== ==========
Number of Units Outstanding at De-
 cember 31, 1996 (Note 5)...........   17,798   260,862     456,304  1,386,311
                                      =======  ========  ========== ==========

   The accompanying notes are an integral part of these financial statements.

                                       VI

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                      SCUDDER                TCI       CALVERT
                          -------------------------------- --------  -----------
                                   CAPITAL                           RESPONSIBLY
                           BOND     GROWTH   INTERNATIONAL  GROWTH    INVESTED
                           FUND      FUND        FUND        FUND       FUND
                          ------- ---------- ------------- --------  -----------
Assets:
Investments in Scudder
 Portfolios, TCI Growth
 Fund and Calvert
 Responsibly Invested
 Portfolio at market
 value
 (Cost:
 Scudder Bond Fund --
           $28,974
 Scudder Capital Growth
  Fund --
        $1,330,271
 Scudder International
  Fund -- $633,675
 TCI Growth Fund --
          $835,669
 Calvert Responsibly
  Invested Fund --
  $218,402)
 (Notes 1 and 2)........  $29,249 $1,495,496   $667,758    $786,533   $224,508
Due From (To) General
 Account................   15,253    132,610    274,141      (6,152)        60
                          ------- ----------   --------    --------   --------
Net Assets..............  $44,502 $1,628,106   $941,899    $780,381   $224,568
                          ======= ==========   ========    ========   ========
Unit Value at December
 31, 1996 (Note 5)......   $11.48     $22.11     $13.43      $11.53      $2.23
                           ======     ======     ======      ======      =====
Number of Units
 Outstanding at December
 31, 1996 (Note 5)......    3,877     73,641     70,139      67,688    100,573
                          ======= ==========   ========    ========   ========

                                                        FIDELITY
                                           -------------------------------------
                                              VIP
                                            EQUITY-      VIP II       VIP II
                                             INCOME      CONTRA    ASSET MANAGER
                                              FUND        FUND         FUND
                                           ----------  ----------  -------------
Assets:
Investments in Fidelity Portfolios at
 market value
 (Cost:
 VIP Equity-Income Fund --$1,309,049
 VIP II Contra Fund --$2,284,121
 VIP II Asset Manager Fund -- $602,854)
 (Notes 1 and 2).........................  $1,420,417  $2,574,971    $650,767
Due From (To) General Account............     (83,137)    (31,137)      2,717
                                           ----------  ----------    --------
Net Assets...............................  $1,337,280  $2,543,834    $653,484
                                           ==========  ==========    ========
Unit Value at December 31, 1996 (Note 5).      $21.93      $16.59      $17.72
                                               ======      ======      ======
Number of Units Outstanding at December
 31, 1996 (Note 5).......................      60,979     153,360      36,872
                                           ==========  ==========    ========

   The accompanying notes are an integral part of these financial statements.

                                      VII

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                               INVESTMENT COMPANY
                                 ----------------------------------------------
                                 MONEY MARKET ALL AMERICA EQUITY INDEX   BOND
                                     FUND        FUND         FUND       FUND
                                 ------------ ----------- ------------ --------
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends.....................     $3,402     $157,730     $ 47,499   $ 56,941
                                    ------     --------     --------   --------
Total Income...................      3,402      157,730       47,499     56,941
                                    ------     --------     --------   --------
Expenses (Note 3):
 Fees..........................      1,290       30,896       11,523      5,286
 Administrative Expenses.......        404        3,664          877      1,001
                                    ------     --------     --------   --------
Total Expenses.................      1,694       34,560       12,400      6,287
                                    ------     --------     --------   --------
Net Investment Income (Loss)...      1,708      123,170       35,099     50,654
                                    ------     --------     --------   --------
Net Realized and Unrealized
 Gain (Loss) on Investments
 (Note 1):
 Net realized gain (loss) on
  investments..................       (639)     131,267       82,968        561
 Net unrealized appreciation
  (depreciation) of invest-
  ments........................        812      158,864       10,360    (52,401)
                                    ------     --------     --------   --------
Net Realized and Unrealized
 Gain (Loss) on Investments....        173      290,131       93,328    (51,840)
                                    ------     --------     --------   --------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations....................     $1,881     $413,301     $128,427   $ (1,186)
                                    ======     ========     ========   ========

                                                 INVESTMENT COMPANY
                                     --------------------------------------------
                                     SHORT-TERM MID-TERM   COMPOSITE  AGGRESSIVE
                                     BOND FUND  BOND FUND    FUND     EQUITY FUND
                                     ---------- ---------  ---------  -----------
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends..........................   $ 692    $ 41,294   $209,690    $368,168
                                       -----    --------   --------    --------
Total income........................     692      41,294    209,690     368,168
                                       -----    --------   --------    --------
Expenses (Note 3):
 Fees...............................     104         943     17,131      25,941
 Administrative Expenses............      44         189      2,911       1,692
                                       -----    --------   --------    --------
Total Expenses......................     148       1,132     20,042      27,633
                                       -----    --------   --------    --------
Net Investment Income (Loss)........     544      40,162    189,648     340,535
                                       -----    --------   --------    --------
Net Realized and Unrealized Gain
 (Loss) on Investments
 (Note 1):
 Net realized gain (loss) on invest-
  ments.............................      13        (136)   (10,035)    113,218
 Net unrealized appreciation (depre-
  ciation) of investments...........    (480)    (39,780)   (69,001)    (71,005)
                                       -----    --------   --------    --------
Net Realized and Unrealized Gain
 (Loss) on Investments..............    (467)    (39,916)   (79,036)     42,213
                                       -----    --------   --------    --------
Net Increase (Decrease) in Net
 Assets Resulting from Operations...   $  77    $    246   $110,612    $382,748
                                       =====    ========   ========    ========

   The accompanying notes are an integral part of these financial statements.

                                      VIII

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                     SCUDDER                 TCI       CALVERT
                          ------------------------------- ---------  -----------
                                   CAPITAL                           RESPONSIBLY
                           BOND     GROWTH  INTERNATIONAL  GROWTH     INVESTED
                           FUND      FUND       FUND        FUND        FUND
                          -------  -------- ------------- ---------  -----------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............  $ 2,802  $ 82,251    $10,989    $  81,014   $ 16,792
                          -------  --------    -------    ---------   --------
Total income............    2,802    82,251     10,989       81,014     16,792
                          -------  --------    -------    ---------   --------
Expenses (Note 3):
 Fees...................      460    15,373      7,738        8,479      2,058
 Administrative
  Expenses..............      501       957        255          349        539
                          -------  --------    -------    ---------   --------
Total Expenses..........      961    16,330      7,993        8,828      2,597
                          -------  --------    -------    ---------   --------
Net Investment Income
 (Loss).................    1,841    65,921      2,996       72,186     14,195
                          -------  --------    -------    ---------   --------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note
 1):
 Net realized gain
  (loss) on investments.     (844)   41,159     43,909      (24,573)    19,117
 Net unrealized
  appreciation
  (depreciation) of
  investments...........     (511)   86,006     24,939      (76,750)   (14,038)
                          -------  --------    -------    ---------   --------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........   (1,355)  127,165     68,848     (101,323)     5,079
                          -------  --------    -------    ---------   --------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $   486  $193,086    $71,844    $ (29,137)  $ 19,274
                          =======  ========    =======    =========   ========

                                                        FIDELITY
                                          -------------------------------------
                                               VIP       VIP II      VIP II
                                          EQUITY-INCOME  CONTRA   ASSET MANAGER
                                              FUND        FUND        FUND
                                          ------------- --------  -------------
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends...............................   $ 28,135    $  4,478     $10,761
                                            --------    --------     -------
Total income.............................     28,135       4,478      10,761
                                            --------    --------     -------
Expenses (Note 3):
 Fees....................................     12,471      18,275       4,691
 Administrative Expenses.................      2,110       1,523         476
                                            --------    --------     -------
Total Expenses...........................     14,581      19,798       5,167
                                            --------    --------     -------
Net Investment Income (Loss).............     13,554     (15,320)      5,594
                                            --------    --------     -------
Net Realized and Unrealized Gain (Loss)
 on Investments (Note 1):
 Net realized gain (loss) on investments.     20,214      21,162       1,185
 Net unrealized appreciation
  (depreciation) of investments..........     92,537     287,039      44,376
                                            --------    --------     -------
Net Realized and Unrealized Gain (Loss)
 on Investments..........................    112,751     308,201      45,561
                                            --------    --------     -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations...............   $126,305    $292,881     $51,155
                                            ========    ========     =======

   The accompanying notes are an integral part of these financial statements.

                                       IX

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                               INVESTMENT COMPANY
                          ------------------------------------------------------------------
                           MONEY MARKET FUND      ALL AMERICA FUND       EQUITY INDEX FUND
                          --------------------  ----------------------  --------------------
                            1996       1995        1996        1995        1996       1995
                          ---------  ---------  ----------  ----------  ----------  --------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $   1,708  $   5,786  $  123,170  $   22,480  $   35,099  $ 12,811
 Net realized gain
  (loss) on investments.       (639)     5,257     131,267      16,227      82,968     9,181
 Net unrealized
  appreciation
  (depreciation) of
  investments...........        812     (6,483)    158,864      54,492      10,360    11,910
                          ---------  ---------  ----------  ----------  ----------  --------
 Net Increase (Decrease)
  in net assets
  resulting from
  operations............      1,881      4,560     413,301      93,199     128,427    33,902
                          ---------  ---------  ----------  ----------  ----------  --------
From Unit Transactions:
 Contributions..........    181,254     72,140   1,923,323     578,019   1,006,616   310,155
 Withdrawals............   (105,802)  (505,659)   (467,717)    (37,699)   (601,063)  (93,385)
 Net Transfers..........    (66,628)   491,024     399,364     145,139     466,940   184,339
                          ---------  ---------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 from unit transactions.      8,824     57,505   1,854,970     685,459     872,493   401,109
                          ---------  ---------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 in Net Assets..........     10,705     62,065   2,268,271     778,658   1,000,920   435,011
Net Assets:
Beginning of Year.......    113,161     51,096   1,084,665     306,007     472,512    37,501
                          ---------  ---------  ----------  ----------  ----------  --------
End of Year.............  $ 123,866  $ 113,161  $3,352,936  $1,084,665  $1,473,432  $472,512
                          =========  =========  ==========  ==========  ==========  ========
                                               INVESTMENT COMPANY
                          ------------------------------------------------------------------
                                                     SHORT-TERM              MID-TERM
                               BOND FUND              BOND FUND              BOND FUND
                          --------------------  ----------------------  --------------------
                            1996       1995        1996        1995        1996       1995
                          ---------  ---------  ----------  ----------  ----------  --------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $  50,654  $   6,862  $      544  $      185  $   40,162  $    796
 Net realized gain
  (loss) on investments.        561     11,107          13          (3)       (136)      119
 Net unrealized
  appreciation
  (depreciation) of
  investments...........    (52,401)     2,743        (480)        (35)    (39,780)     (324)
                          ---------  ---------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 in net assets
 resulting from
 operations.............     (1,186)    20,712          77         147         246       591
                          ---------  ---------  ----------  ----------  ----------  --------
From Unit Transactions:
 Contributions..........    666,539    143,458      15,543       2,815      27,912    55,948
 Withdrawals............   (115,522)   (15,913)     (1,474)     (9,130)    (20,124)   (3,240)
 Net Transfers..........    176,333    (25,561)        294       8,237     280,396   (35,498)
                          ---------  ---------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 from unit transactions.    727,350    101,984      14,363       1,922     288,184    17,210
                          ---------  ---------  ----------  ----------  ----------  --------
Net Increase (Decrease)
 in Net Assets..........    726,164    122,696      14,440       2,069     288,430    17,801
Net Assets:
Beginning of Year.......    176,108     53,412       5,826       3,757      21,528     3,727
                          ---------  ---------  ----------  ----------  ----------  --------
End of Year.............  $ 902,272  $ 176,108  $   20,266  $    5,826  $  309,958  $ 21,528
                          =========  =========  ==========  ==========  ==========  ========

   The accompanying notes are an integral part of these financial statements.

                                       X

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                             INVESTMENT COMPANY
                                ------------------------------------------------
                                   COMPOSITE FUND      AGGRESSIVE EQUITY FUND
                                ---------------------  -------------------------
                                   1996       1995         1996         1995
                                ----------  ---------  ------------  -----------
Increase (Decrease) in Net
 Assets:
From Operations:
 Net investment income (loss).  $  189,648  $  33,440  $    340,535  $   43,737
 Net realized gain (loss) on
  investments.................     (10,035)   (31,140)      113,218       3,934
 Net unrealized appreciation
  (depreciation) of
  investments.................     (69,001)      (723)      (71,005)      7,323
                                ----------  ---------  ------------  ----------
Net Increase (Decrease) in net
 assets resulting from
 operations...................     110,612      1,577       382,748      54,994
                                ----------  ---------  ------------  ----------
From Unit Transactions:
 Contributions................     957,159    610,095     1,334,514     419,730
 Withdrawals..................    (394,678)  (112,594)       13,683      (1,082)
 Net Transfers................      81,515     86,689       (97,433)    273,398
                                ----------  ---------  ------------  ----------
Net Increase (Decrease) from
 unit transactions............     643,996    584,190     1,250,764     692,046
                                ----------  ---------  ------------  ----------
Net Increase (Decrease) in Net
 Assets.......................     754,608    585,767     1,633,512     747,040
Net Assets:
Beginning of Year.............     956,963    371,196       859,113     112,073
                                ----------  ---------  ------------  ----------
End of Year...................  $1,711,571  $ 956,963  $  2,492,625  $  859,113
                                ==========  =========  ============  ==========

                                                  SCUDDER
                          -------------------------------------------------------------
                             BOND FUND       CAPITAL GROWTH FUND   INTERNATIONAL FUND
                          -----------------  --------------------  --------------------
                            1996     1995       1996       1995      1996       1995
                          --------  -------  ----------  --------  ---------  ---------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $  1,841  $   165  $   65,921  $  6,891  $   2,996  $  (3,969)
 Net realized gain
  (loss) on investments.      (844)      69      41,159     4,923     43,909    (18,564)
 Net unrealized
  appreciation
  (depreciation)
  of investments........      (511)     802      86,006    91,548     24,939     39,352
                          --------  -------  ----------  --------  ---------  ---------
Net Increase (Decrease)
 in net assets resulting
 from operations........       486    1,036     193,086   103,362     71,844     16,819
                          --------  -------  ----------  --------  ---------  ---------
 From Unit Transactions:
 Contributions..........    36,598   17,463     774,932   308,453    325,676    175,113
 Withdrawals............   (28,324)  (4,790)   (338,868)  (60,514)  (187,224)   (80,646)
 Net Transfers..........     8,527    5,766     209,415   113,864    381,535   (325,776)
                          --------  -------  ----------  --------  ---------  ---------
Net Increase (Decrease)
 from unit transactions.    16,801   18,439     645,479   361,803    519,987   (231,309)
                          --------  -------  ----------  --------  ---------  ---------
Net Increase (Decrease)
 in Net Assets..........    17,287   19,475     838,565   465,165    591,831   (214,490)
Net Assets:
Beginning of Year.......    27,215    7,740     789,541   324,376    350,068    564,558
                          --------  -------  ----------  --------  ---------  ---------
End of Year.............  $ 44,502  $27,215  $1,628,106  $789,541  $ 941,899  $ 350,068
                          ========  =======  ==========  ========  =========  =========

   The accompanying notes are an integral part of these financial statements.

                                       XI

                       AMERICAN LIFE SEPARATE ACCOUNT #2
                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS* ENDED DECEMBER 31,

                                               TCI                CALVERT
                                        -------------------  ------------------
                                                                RESPONSIBLY
                                           GROWTH FUND         INVESTED FUND
                                        -------------------  ------------------
                                          1996       1995      1996      1995
                                        ---------  --------  --------  --------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss).........  $  72,186  $ (2,544) $ 14,195  $  9,349
 Net realized gain (loss) on
  investments.........................    (24,573)    9,421    19,117     5,584
 Net Unrealized appreciation
  (depreciation) of investments.......    (76,750)   28,009   (14,038)   21,565
                                        ---------  --------  --------  --------
Net Increase (Decrease) in net assets
 resulting from operations............    (29,137)   34,886    19,274    36,498
                                        ---------  --------  --------  --------
From Unit Transactions:
 Contributions........................    563,738   233,181   146,610    65,719
 Withdrawals..........................   (154,878)  (24,222)  (34,382)   (4,194)
 Net Transfers........................   (288,819)  322,513     1,935   (35,579)
                                        ---------  --------  --------  --------
Net Increase (Decrease) from unit
 transactions.........................    120,041   531,472   114,163    25,946
                                        ---------  --------  --------  --------
Net Increase (Decrease) in Net Assets.     90,904   566,358   133,437    62,444
Net Assets:
Beginning of Year.....................    689,477   123,119    91,131    28,687
                                        ---------  --------  --------  --------
End of Year...........................  $ 780,381  $689,477  $224,568  $ 91,131
                                        =========  ========  ========  ========

                                                  FIDELITY
                          -------------------------------------------------------------
                                  VIP                 VIP II               VIP II
                             EQUITY-INCOME            CONTRA           ASSET MANAGER
                                 FUND                  FUND                 FUND
                          --------------------  --------------------  -----------------
                             1996     1995(A)      1996     1995(A)     1996    1995(A)
                          ----------  --------  ----------  --------  --------  -------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $   13,554  $  1,017  $  (15,320) $  3,438  $  5,594  $  (333)
 Net realized gain
  (loss) on investments.      20,214       242      21,162       139     1,185      609
 Net Unrealized
  appreciation
  (depreciation) of
  investments...........      92,537    18,831     287,039     3,809    44,376    3,537
                          ----------  --------  ----------  --------  --------  -------
Net Increase (Decrease)
 in net assets resulting
 from operations........     126,305    20,090     292,881     7,386    51,155    3,813
                          ----------  --------  ----------  --------  --------  -------
From Unit Transactions:
 Contributions..........   1,093,823   170,864   1,028,719   200,087   438,727   74,330
 Withdrawals............     (79,489)     (500)   (263,384)   (2,927)  (29,116)  (7,677)
 Net Transfers..........    (152,309)  158,496   1,082,254   198,818   105,633   16,619
                          ----------  --------  ----------  --------  --------  -------
Net Increase (Decrease)
 from unit transactions.     862,025   328,860   1,847,589   395,978   515,244   83,272
                          ----------  --------  ----------  --------  --------  -------
Net Increase (Decrease)
 in Net Assets..........     988,330   348,950   2,140,470   403,364   566,399   87,085
Net Assets:
Beginning of
 Year/Period............     348,950       --      403,364       --     87,085      --
                          ----------  --------  ----------  --------  --------  -------
End of Year/Period......  $1,337,280  $348,950  $2,543,834  $403,364  $653,484  $87,085
                          ==========  ========  ==========  ========  ========  =======

-------
 * Except for the periods noted.
(a) For the period May 1, 1995 (Commencement of Operations) to December 31,
    1995.

   The accompanying notes are an integral part of these financial statements.

                                      XII

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

  Separate Account No. 2 of The American Life Insurance Company of New York ("Company") was established in conformity with New York Insurance Law and commenced operations on November 19, 1993 as a unit investment trust. On that date, the following American Life funds became available as investment options: Money Market Fund, All America Fund, Bond Fund, Composite Fund, Equity Index Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, TCI Growth Fund, and the Calvert Responsibly Invested Balanced Fund. The American Life funds invest in a corresponding Fund of Mutual of America Investment Corporation ("Investment Company"), Portfolio of Scudder Variable Life Investment Fund ("Scudder"), Fund of TCI Portfolios Inc. ("TCI") and a corresponding Fund of Calvert Responsibly Invested Balanced Portfolio (formerly "Calvert Socially Responsible Series") of Acacia Capital Corporation ("Calvert").

  On May 2, 1994 the Investment Company Aggressive Equity Fund became available as an investment option to Separate Account No. 2. Also, prior to May 2, 1994 the All America Fund was known as the Stock Fund and had a different objective and no sub-advisors.

  On May 1, 1995, Fidelity Investments Equity-Income, Contrafund and Asset Manager Funds became available to Separate Account No. 2 as an investment option. The Fidelity Equity-Income Fund invests in the corresponding Portfolio of Fidelity Variable Insurance Products Fund and the Contrafund and Asset Manager Funds invest in the corresponding Portfolios of Fidelity Variable Insurance Products Fund II (collectively, "Fidelity").

  Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

  The significant accounting policies of Separate Account No. 2 are as follows:

  Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, TCI, Calvert and Fidelity and are valued at the reported net asset values of the respective Funds and Portfolios.

  Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

  Federal Income Taxes -- Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code of 1986. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

  The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 1996 are as follows:

                                              NUMBER OF SHARES NET ASSET VALUE
                                              ---------------- ---------------
     Investment Company Funds:
      Money Market Fund......................       94,499          $1.19
      All America Fund.......................    1,303,385           2.44
      Equity Index Fund......................      878,916           1.59
      Bond Fund..............................      626,851           1.38
      Short-Term Bond Fund...................       21,868           1.03
      Mid-Term Bond Fund.....................      336,219           0.90
      Composite Fund.........................      950,858           1.77
      Aggressive Equity Fund.................    1,741,720           1.47

                                     XIII

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                NUMBER OF SHARES NET ASSET VALUE
                                                ---------------- ---------------
     Scudder Portfolios:
      Bond Portfolio...........................       4,346           $6.73
      Capital Growth Portfolio.................      90,636           16.50
      International Portfolio..................      50,397           13.25
     TCI Growth Fund...........................      76,810           10.24
     Calvert Responsibly Invested Portfolio....     126,557            1.77
     Fidelity Portfolios:
      Equity-Income............................      67,542           21.03
      Contrafund...............................     155,493           16.56
      Asset Manager............................      38,439           16.93

3. EXPENSES

  Administrative Charges -- In connection with its administrative functions, the Company deducts daily, at an annual rate of .40% an amount from the value of the net assets of all Funds except the TCI Growth Fund for which the annual rate is .20%.

  In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

  Distribution Expense Charge -- The Insurance Company will make a deduction daily from the value of the net assets of each Fund, at an annual rate of
 .35%, to cover anticipated distribution expenses.

  Mortality and Expense Risk Charge -- The Company assumes the risk to make annuity payments in accordance with annuity tables provided in the Contracts regardless of how long a participant lives and also assumes certain expense risks associated with such annuity payments. For assuming the risk, the Company deducts daily, at an annual rate of .50%, an amount from the value of the net assets of each Fund.

4. DIVIDENDS

  All dividend distributions are reinvested in additional shares of the respective Funds or Portfolios at net asset value. On December 30, 1996 a dividend distribution was declared by the Investment Company to shareholders of record December 30, 1996. This dividend was paid on December 31, 1996. In addition, the Investment Company declared and paid a dividend distribution on September 15, 1996. The combined amount of these dividends was as follows:

     Money Market Fund..................................................   3,402
     All America Fund................................................... 157,730
     Equity Index Fund..................................................  47,499
     Bond Fund..........................................................  56,941
     Short-Term Bond Fund...............................................     692
     Mid-Term Bond Fund.................................................  41,294
     Composite Fund..................................................... 209,690
     Aggressive Equity Fund............................................. 368,168

  On January 29, 1996, April 26, 1996, July 29, 1996, and October 29, 1996,
dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $2,802.

  On January 29, 1996, February 27, 1996, April 26, 1996, July 29, 1996, and
October 29, 1996 dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $82,251.

  On February 27, 1996 and April 26, 1996, dividends were paid by the Scudder International Portfolio. The combined amount of the dividends was $10,989.

                                      XIV

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  On March 30, 1996, a dividend was paid by the TCI Growth Fund. The amount of the dividend was $81,014.

  On December 31, 1996, a dividend was paid by the Calvert Responsibly Invested Portfolio. The amount of the dividend was $16,792.

  On February 2, 1996, a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $28,135.

  On February 2, 1996, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $4,478.

  On February 2, 1996, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $10,761.

5. FINANCIAL HIGHLIGHTS

  Shown below are financial highlights for a Unit outstanding throughout the year ended December 31, 1996 and each of the previous years or, if not in existence a full year, the initial period ended December 31:

                                            INVESTMENT COMPANY
                           ----------------------------------------------------
                                MONEY MARKET
                                    FUND                ALL AMERICA FUND
                           ---------------------- -----------------------------
                            1996    1995    1994   1996    1995    1994   1993
                           ------- ------- ------ ------- ------- ------ ------
Unit value, beginning of
 year/period..............   $1.80   $1.72  $1.68   $4.52   $3.35  $3.36  $3.31
                           ======= ======= ====== ======= ======= ====== ======
Unit value, end of
 year/period..............   $1.87   $1.80  $1.72   $5.39   $4.52  $3.35  $3.36
                           ======= ======= ====== ======= ======= ====== ======
Units outstanding, end of
 year/period..............  66,104  62,822 29,648 621,536 239,745 91,238     27
                           ======= ======= ====== ======= ======= ====== ======

                                            INVESTMENT COMPANY
                           ----------------------------------------------------
                                 EQUITY INDEX FUND              BOND FUND
                           ------------------------------ ---------------------
                            1996    1995    1994   1993    1996    1995   1994
                           ------- ------- ------ ------- ------- ------ ------
Unit value, beginning of
 year/period..............   $1.42   $1.05  $1.05   $1.04   $2.69  $2.28  $2.39
                           ======= ======= ====== ======= ======= ====== ======
Unit value, end of
 year/period..............   $1.72   $1.42  $1.05   $1.05   $2.75  $2.69  $2.28
                           ======= ======= ====== ======= ======= ====== ======
Units outstanding, end of
 year/period.............. 858,298 333,578 35,717     185 328,371 65,503 23,434
                           ======= ======= ====== ======= ======= ====== ======

                                                   INVESTMENT COMPANY
                          ---------------------------------------------------------------------
                              SHORT-TERM           MID-TERM
                              BOND FUND           BOND FUND              COMPOSITE FUND
                          ------------------ -------------------- -----------------------------
                           1996  1995  1994   1996    1995  1994   1996    1995    1994   1993
                          ------ ----- ----- ------- ------ ----- ------- ------- ------- -----
Unit value, beginning of
 year/period............   $1.10 $1.03 $1.03   $1.16  $1.01 $1.06   $3.39   $2.82   $2.95 $2.93
                          ====== ===== ===== ======= ====== ===== ======= ======= ======= =====
Unit value, end of
 year/period............   $1.14 $1.10 $1.03   $1.19  $1.16 $1.01   $3.75   $3.39   $2.82 $2.95
                          ====== ===== ===== ======= ====== ===== ======= ======= ======= =====
Units outstanding, end
 of year/period.........  17,798 5,302 3,639 260,862 18,581 3,694 456,304 281,905 131,650   322
                          ====== ===== ===== ======= ====== ===== ======= ======= ======= =====

                                                          INVESTMENT COMPANY
                                                       -------------------------
                                                              AGGRESSIVE
                                                              EQUITY FUND
                                                       -------------------------
                                                         1996     1995    1994
                                                       --------- ------- -------
Unit value, beginning of year/period..................     $1.43   $1.05   $1.00
                                                       ========= ======= =======
Unit value, end of year/period........................     $1.80   $1.43   $1.05
                                                       ========= ======= =======
Units outstanding, end of year/period................. 1,386,311 599,553 106,710
                                                       ========= ======= =======


                                      XV

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                  SCUDDER
                          -------------------------------------------------------
                                   BOND FUND              CAPITAL GROWTH FUND
                          --------------------------- ---------------------------
                           1996   1995   1994   1993   1996   1995   1994   1993
                          ------ ------ ------ ------ ------ ------ ------ ------
Unit value, beginning of
 year/period............  $11.30 $ 9.69 $10.32 $10.24 $18.64 $14.67 $16.46 $16.10
                          ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
 year/period............  $11.48 $11.30 $ 9.69 $10.32 $22.11 $18.64 $14.67 $16.46
                          ====== ====== ====== ====== ====== ====== ====== ======
Units outstanding, end
 of year/period.........   3,877  2,407    799    --  73,641 42,366 22,116     59
                          ====== ====== ====== ====== ====== ====== ====== ======

                                                               SCUDDER
                                                     ---------------------------
                                                         INTERNATIONAL FUND
                                                     ---------------------------
                                                      1996   1995   1994   1993
                                                     ------ ------ ------ ------
Unit value, beginning of year/period................ $11.85 $10.80 $11.06 $10.36
                                                     ====== ====== ====== ======
Unit value, end of year/period...................... $13.43 $11.85 $10.80 $11.06
                                                     ====== ====== ====== ======
Units outstanding, end of year/period............... 70,139 29,549 52,296     38
                                                     ====== ====== ====== ======

                                     TCI                       CALVERT
                          -------------------------- ---------------------------
                                 GROWTH FUND          RESPONSIBLY INVESTED FUND
                          -------------------------- ---------------------------
                           1996   1995   1994  1993    1996      1995     1994
                          ------ ------ ------ ----- --------- -------- --------
Unit value, beginning of
 year/period............  $12.18 $ 9.39  $9.61 $9.38     $2.01    $1.57    $1.64
                          ====== ====== ====== ===== ========= ======== ========
Unit value, end of
 year/period............  $11.53 $12.18  $9.39 $9.61     $2.23    $2.01    $1.57
                          ====== ====== ====== ===== ========= ======== ========
Units outstanding, end
 of year/period.........  67,688 56,618 13,116    20   100,573   45,392   18,308
                          ====== ====== ====== ===== ========= ======== ========

                                                      FIDELITY
                                     ------------------------------------------
                                          VIP          VIP II        VIP II
                                     EQUITY-INCOME     CONTRA     ASSET MANAGER
                                         FUND           FUND          FUND
                                     ------------- -------------- -------------
                                      1996   1995   1996    1995   1996   1995
                                     ------ ------ ------- ------ ------ ------
Unit value, beginning of
 year/period........................ $19.43 $16.30  $13.85 $11.43 $15.66 $14.04
                                     ====== ====== ======= ====== ====== ======
Unit value, end of year/period...... $21.93 $19.43  $16.59 $13.85 $17.72 $15.66
                                     ====== ====== ======= ====== ====== ======
Units outstanding, end of
 year/period........................ 60,979 17,958 153,360 29,132 36,872  5,561
                                     ====== ====== ======= ====== ====== ======

                                      XVI

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

  We have audited the accompanying statement of assets and liabilities of American Life Separate Account No. 2 as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Life Separate Account No. 2 as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.




/s/ Arthur Andersen LLP

New York, New York
February 21, 1997

                                     XVII

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

  We have audited the accompanying statements of financial condition of The American Life Insurance Company of New York as of December 31, 1996 and 1995, and the related statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 2, the accompanying statutory-basis financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9.

  In our report dated February 20, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the State of New York Insurance Department, presented fairly, in all material respects, the financial position of the Company as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles. As discussed in Note 2, pursuant to the pronouncements of the Financial Accounting Standards Board, statutory-basis financial statements for stock life insurance companies which are wholly-owned subsidiaries of a mutual life insurance company are no longer considered to be presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented herein, is different from that expressed in our previous report.

  In our opinion, because of the effects of the matter described in the third paragraph, and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The American Life Insurance Company of New York as of December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of The American Life Insurance Company of New York as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
February 21, 1997

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                       STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 1996 AND 1995

                                                       1996           1995
                                                  -------------- --------------
ASSETS
 GENERAL ACCOUNT ASSETS
  Bonds and notes................................ $1,217,670,337 $1,240,444,851
  Cash and short-term investments................     27,785,849     14,821,448
  Mortgage loans.................................     15,598,323     15,690,436
  Real estate....................................            --         994,916
  Policy loans...................................      8,968,973      8,692,368
  Other invested assets..........................        135,000        163,000
  Investment income accrued......................     17,468,949     17,467,391
  Federal income tax recoverable.................        914,684      6,899,772
  Receivables....................................      2,547,625      2,564,072
  Due from affiliates............................            --      11,696,465
                                                  -------------- --------------
    Total general account assets.................  1,291,089,740  1,319,434,719
  Separate account assets........................     48,257,215     14,997,817
                                                  -------------- --------------
TOTAL ASSETS..................................... $1,339,346,955 $1,334,432,536
                                                  ============== ==============
LIABILITIES AND SURPLUS
 GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves................. $1,172,099,244 $1,196,289,341
  Other contract liabilities and reserves........      9,482,671     11,575,797
  Dividends payable to contract and
   policyholders.................................        106,352        125,102
  Interest maintenance reserve...................     19,145,506     26,134,219
  Due to affiliates..............................      3,814,709        297,319
  Other liabilities..............................      3,362,002      6,702,245
                                                  -------------- --------------
    Total general account liabilities............  1,208,010,484  1,241,124,023
  Separate account reserves and liabilities......     48,257,215     14,997,817
                                                  -------------- --------------
    Total liabilities............................  1,256,267,699  1,256,121,840
                                                  -------------- --------------
ASSET VALUATION RESERVE (NOTE 2).................     10,684,063      9,744,362
                                                  -------------- --------------
SURPLUS
  Capital stock, $4.55 par value, 1,100,000
   shares authorized, 550,000 shares issued and
   outstanding...................................      2,502,500      2,502,500
  Assigned surplus...............................     43,548,059     43,548,059
  Unassigned surplus.............................     26,344,634     22,515,775
                                                  -------------- --------------
    Total surplus................................     72,395,193     68,566,334
                                                  -------------- --------------
TOTAL LIABILITIES AND SURPLUS.................... $1,339,346,955 $1,334,432,536
                                                  ============== ==============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                      STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                 1996          1995
                             ------------  ------------
INCOME
  Annuity considerations and
   deposits (Note 4)........ $ 61,030,973  $135,514,551
  Life and disability
   insurance premiums (Note
   4).......................   30,154,993    28,893,823
                             ------------  ------------
    Total considerations and
     premiums...............   91,185,966   164,408,374
  Reserve adjustment on
   reinsurance ceded (Note
   4).......................   (2,835,444)   (1,869,970)
  Net investment income.....  100,547,352    95,645,795
  Other, net................      228,874       211,282
                             ------------  ------------
    Total income............  189,126,748   258,395,481
                             ------------  ------------
DEDUCTIONS
  Increase in insurance and
   annuity reserves.........    4,830,460    93,486,120
  Annuity and surrender
   benefits.................  129,235,585   106,252,323
  Death and disability
   benefits.................   19,184,975    24,697,491
  Operating expenses (Note
   8).......................   31,854,145    28,763,791
  Other, net................      145,801       543,150
                             ------------  ------------
    Total deductions........  185,250,966   253,742,875
                             ------------  ------------
    Net gain before
     dividends..............    3,875,782     4,652,606
DIVIDENDS TO CONTRACT AND
 POLICYHOLDERS..............       96,524       123,083
                             ------------  ------------
    Net gain from
     operations.............    3,779,258     4,529,523
FEDERAL INCOME TAX BENEFIT..    1,976,684       650,172
NET REALIZED CAPITAL LOSSES
 (NOTE 3)...................   (1,670,069)     (898,056)
                             ------------  ------------
    Net income..............    4,085,873     4,281,639
SURPLUS TRANSACTIONS
  Change in asset valuation
   reserve..................     (939,701)   (1,030,204)
  Change in unrealized
   capital gains (losses)...    1,051,375       (72,113)
  Change in non-admitted
   assets...................     (195,749)      361,144
  Other, net................     (172,939)     (668,140)
                             ------------  ------------
    Net change in surplus...    3,828,859     2,872,326
SURPLUS, AT BEGINNING OF
 YEAR.......................   68,566,334    65,694,008
                             ------------  ------------
SURPLUS, AT END OF YEAR..... $ 72,395,193  $ 68,566,334
                             ============  ============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                        1996          1995
                                                    ------------  ------------
CASH PROVIDED
  Premium and annuity funds received............... $ 91,255,667  $164,408,374
  Investment income received.......................   95,293,572    94,994,832
  Reserve adjustment on reinsurance ceded..........   (2,643,286)   (1,666,815)
  Other, net.......................................       49,618        25,317
                                                    ------------  ------------
     Total receipts................................  183,955,571   257,761,708
                                                    ------------  ------------
  Benefits paid....................................  149,770,832   129,342,524
  Dividends paid to contract and policyholders.....      115,274       120,787
  Insurance and operating expenses paid............   30,261,183    28,218,770
  Net transfers to separate accounts...............   31,040,572    10,416,724
                                                    ------------  ------------
     Total payments................................  211,187,861   168,098,805
                                                    ------------  ------------
     Net cash (used in) provided by operations.....  (27,232,290)   89,662,903
  Proceeds from long-term investments sold, matured
   or repaid.......................................  427,997,992   572,904,279
  Federal income tax benefit on securities
   transactions....................................    7,961,776     7,403,962
  Other, net.......................................   16,964,961     4,792,576
                                                    ------------  ------------
     Total cash provided...........................  425,692,439   674,763,720
                                                    ------------  ------------
CASH APPLIED
  Cost of long-term investments acquired...........  408,374,919   664,688,811
  Other, net.......................................    4,353,119    17,822,447
                                                    ------------  ------------
     Total cash applied............................  412,728,038   682,511,258
                                                    ------------  ------------
     Net change in cash and short-term investments.   12,964,401    (7,747,538)
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year................................   14,821,448    22,568,986
                                                    ------------  ------------
  End of year...................................... $ 27,785,849  $ 14,821,448
                                                    ============  ============


                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

1. ORGANIZATION

  The American Life Insurance Company of New York (the "Company") is a stock life insurance company licensed in all fifty states and the District of Columbia. The Company is a wholly-owned subsidiary of Mutual of America Corporation. Mutual of America Corporation is a wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Nature of Operations

  The Company provides retirement and employee benefit plans in the small to medium size case area. Operations are conducted through both a network of regional field offices and through the use of direct mail.

 Basis of Presentation

  The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles ("GAAP"). The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

  Pursuant to FASB Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises ("FIN 40"), as amended, which is effective for fiscal years beginning after December 15, 1995, statutory-basis financial statements for stock life insurance companies which are wholly-owned subsidiaries of a mutual life insurance company can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements, which were previously described as also being prepared in accordance with GAAP are no longer considered to be presented in conformity with GAAP.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  Certain 1995 amounts included in the accompanying financial statements have been reclassified to conform with the 1996 presentation.

  Accounting policies applied in the preparation and presentation of these financial statements follow.

 Asset Valuations

  Investment valuations are prescribed by the National Association of Insurance Commissioners ("NAIC"). Bonds qualifying for amortization are stated at amortized cost; short-term investments in good standing are stated at cost. Fair value for these securities (approximately $1.3 billion in 1996 and 1995) is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. All other bonds and short-term notes are stated

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

at market value which approximates fair value. Mortgage loans are carried at amortized indebtedness. Fair value for these loans (approximately $15.1 million in 1996 and $16.2 million in 1995) is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities. Impairments of individual assets that are considered to be other than temporary are recognized when incurred.

  Real estate investments are carried at the lower of cost, net of accumulated depreciation, or market. Policy loans are stated at the unpaid balance of the loan. The majority of such loans are issued with variable interest rates which are periodically adjusted based on changes in the rates credited to these policies, and therefore are considered to be stated at fair value.

  Certain other assets, such as furniture and fixtures and prepaid expenses, are excluded from the statements of financial condition ("non-admitted assets").

 Interest Maintenance and Asset Valuation Reserves

  Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statements of operations and surplus.

  An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.

 Separate Account Operations

  Certain life insurance premiums and annuity considerations may be invested at the participants' discretion in separate accounts: either a multifund account, which is managed by Mutual of America Capital Management Corporation, or certain other funds, which are managed by outside investment advisors. All of the funds' investment experience, including net realized and unrealized capital gains in the separate accounts (net of investment advisory fees and administration fees assessed), is allocated to participants. Investments held in the separate accounts are stated at market value, which is equal to fair value. Participants' corresponding equity in the separate accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.

 Insurance and Annuity Reserves

  Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%) which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which during 1996 and 1995, ranged from 4.75% to 5.75% and 5.00% to 6.25%, respectively, and are deemed sufficient to provide for contractual surrender values of these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

  Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value, which approximates fair value ($519.0 million and $492.9 million) at December 31, 1996 and 1995, respectively. The fair value of annuity contracts, approximately $628.8 million and $683.7 million at December 31, 1996 and 1995, respectively, was determined by discounting expected future retirement benefits using current mortality tables and interest rates, based on the duration of expected future benefits. Weighted average interest rates of 6.92% and 6.21% were used at December 31, 1996 and 1995, respectively.

 Premiums, Annuity Considerations, Investment Income and Expenses

  Annuity considerations are recognized as income when due; considerations for deposit type contracts are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

  General account investment income is reported as earned and is presented net of related investment expenses; operating expenses, including acquisition costs such as distribution and underwriting expenses associated with new business, are charged to operations as incurred.

 Dividends

  Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment, subsequent to plan anniversary dates.

3. FIXED MATURITY SECURITIES

  The statement values and estimated market values of investments in fixed maturity securities (bonds and notes) at December 31, 1996 are shown below. Excluding U.S. Government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
CATEGORY                               VALUE      GAINS      LOSSES     VALUE
--------                             ---------- ---------- ---------- ----------
                                                   (000'S OMITTED)
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $  531,478  $ 5,945     $   87   $  537,336
Obligations of states and political
 subdivisions......................       7,160      490        --         7,650
Debt securities issued by foreign
 governments.......................      43,067    3,479        181       46,365
Corporate securities...............     663,721    8,857      7,196      665,382
                                     ----------  -------     ------   ----------
    Total..........................  $1,245,426  $18,771     $7,464   $1,256,733
                                     ==========  =======     ======   ==========


  Short-term fixed maturity securities with a statement value and estimated market value of $27.8 million at December 31, 1996 are included in the above table. As of December 31, 1996, the Company has $3.5 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  The statement values and estimated market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995
December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                                     ESTIMATED
                                                          STATEMENT    MARKET
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (000'S OMITTED)
Due in one year or less.................................. $   77,418 $   77,917
Due after one year through five years....................    328,393    331,778
Due after five years through ten years...................    447,915    452,424
Due after ten years......................................    391,700    394,614
                                                          ---------- ----------
  Total.................................................. $1,245,426 $1,256,733
                                                          ========== ==========

  Proceeds from the sale of investments in fixed maturity securities during 1996 were $486.7 million. Gross gains of $.6 million and gross losses of $5.7 million were realized on these sales, of which $3.3 million of losses were accumulated (including applicable tax benefit of $1.8 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During the year, $3.7 million of the IMR was amortized and included in net investment income.

  The statement values and estimated market values of investments in fixed maturity securities at December 31, 1995 were as follows:

                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
CATEGORY                               VALUE      GAINS      LOSSES     VALUE
--------                             ---------- ---------- ---------- ----------
                                                   (000'S OMITTED)
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $  519,433  $36,436     $   80   $  555,789
Obligations of states and political
 subdivisions......................       6,639       63         27        6,675
Debt securities issued by foreign
 governments.......................      46,999    5,173        --        52,172
Corporate securities...............     679,361   33,510      3,398      709,473
                                     ----------  -------     ------   ----------
  Total............................  $1,252,432  $75,182     $3,505   $1,324,109
                                     ==========  =======     ======   ==========

  Short-term fixed maturity securities with a statement value and estimated market value of $12.0 million at December 31, 1995 are included in the above table. As of December 31, 1995, the Company had $3.5 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  Proceeds from the sale of investments in fixed maturity securities during 1995 were $568.2 million. Gross gains of $2.1 million and gross losses of $26.0 million were realized on these sales, of which $15.6 million of losses were accumulated (including applicable tax benefit of $8.3 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1995, $4.3 million of the IMR was amortized and included in net investment income.

  Net realized capital losses reflected in the statements of operations for the years ended December 31, 1996 and 1995 were as follows:

                                                     1996  1995
                                                    ------ ----
                                                      (000'S
                                                     OMITTED)
         Mortgage loans............................ $  --  $898
         Real estate...............................  1,670  --
                                                    ------ ----
           Net realized capital losses............. $1,670 $898
                                                    ====== ====

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

4. REINSURANCE AND RELATED TRANSACTIONS

  The Company has a bulk co-insurance agreement with its ultimate parent, Mutual of America, covering certain nonpension insurance business. In consideration for additional reserves assumed under this agreement, the Company assumed premiums and annuity considerations of $12.9 million and $102.9 million in 1996 and 1995, respectively. Total reserve liabilities reinsured under this agreement were as follows:

                                                   1996   1995
                                                  ------ ------
                                                  (IN MILLIONS)
         Life and annuity........................ $766.3 $768.0
         Funding agreements...................... $ 57.9 $ 63.3
         Other reserves.......................... $  9.1 $ 10.1

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

  Mutual of America is the administrator for a qualified, noncontributory defined benefit pension plan covering substantially all of its own and the Company's eligible employees. Benefits are generally based on years of service and final average salary. Mutual of America's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA").

  At December 31, 1996, all of the pension plan assets are invested in one of Mutual of America's separate accounts (consisting primarily of equity and fixed maturity securities) and participation in certain other funds managed by outside investment advisers. Pension expense allocated to the Company in 1996 and 1995 was $833 thousand and $663 thousand, respectively.

  In addition to the above noncontributory defined benefit plan, all employees may participate in a 401(k) savings plan, under which the Company matches half of the employees' basic contribution up to 6% of salary. The cost of the plan was approximately $125 thousand and $280 thousand in 1996 and 1995, respectively.

  Mutual of America also administers two defined benefit postretirement plans providing medical, dental and life insurance benefits. These plans cover substantially all of its own and the Company's salaried employees. Employees may become eligible for such benefits upon attainment of retirement age, while in the employ of the Company, and upon satisfaction of service requirements. The accounting for such postretirement benefits is in accordance with Statement of Financial Accounting Standards No. 106, "Accounting for Postretirement Benefits Other Than Pensions." Postretirement benefit expense allocated to the Company for the years ended 1996 and 1995 was $199 thousand and $185 thousand, respectively.

6. COMMITMENTS AND CONTINGENCIES

  The Company is involved in various legal actions which have arisen in the course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits, as well as other contingencies, is not considered to be material in relation to the Company's financial statements.

7. FEDERAL INCOME TAXES

  The tax provision for the Company was calculated in accordance with the Internal Revenue Code, as amended. The Company files federal tax returns on a separate company basis. Differences between the Company's effective tax rate and the expected income tax computed by applying the federal income tax rate of 34% to the net gain from operations before federal income taxes result from the recognition of revenues

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

and expenses in different periods for statutory and tax reporting purposes and are primarily due to policyholder reserves, deferred acquisition costs and realized capital gains and losses.

8. RELATED PARTY TRANSACTIONS

  Mutual of America has incurred operating and investment-related costs in connection with the use of its personnel and property on behalf of the Company. During 1996 and 1995, operating and investment-related expenses of $18.9 million and $1.2 million and $17.2 million and $1.2 million, respectively, were charged to the Company and are reflected in the accompanying statements of operations and surplus.

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

  The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

 Asset Valuations and Investment Income Recognition

  GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS securities are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.

  Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, under GAAP capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased unless the repurchase occurs after a reasonable exposure to market risk.

  A general formula based AVR is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

  Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

 Policy Acquisition Costs

  Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

 Insurance and Annuity Reserves

  Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the State of New York Insurance Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

                           DECEMBER 31, 1996 AND 1995

 Premium Recognition

  Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

 Deferred Income Taxes

  GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting basis of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

  The tables that follow provide a reconciliation of the 1996 and 1995 statutory financial results reflected in the accompanying financial statements to a GAAP basis (000's omitted):

RECONCILIATION OF STATUTORY TO GAAP SURPLUS                     1996      1995
-------------------------------------------                   --------  --------
STATUTORY SURPLUS............................................ $ 72,395  $ 68,566
  Market value adjustment related to AFS bonds and notes.....   28,981    83,000
  Realized capital gains.....................................    4,520     4,458
  AVR........................................................   10,684     9,744
  Deferred policy acquisition costs..........................   13,386     5,553
  Policy reserve adjustments.................................    9,500     9,333
  Non-admitted assets........................................      718       523
  Deferred income taxes and other............................  (10,628)  (22,814)
                                                              --------  --------
GAAP SURPLUS................................................. $129,556  $158,363
                                                              ========  ========
RECONCILIATION OF STATUTORY TO GAAP NET INCOME                  1996      1995
----------------------------------------------                --------  --------
STATUTORY NET INCOME......................................... $  4,085  $  4,282
  Investment income adjustments..............................   (1,888)       (8)
  Realized capital gains.....................................      155    10,329
  Policy reserve adjustments.................................       67    (1,506)
  Deferred policy acquisition costs..........................      399       509
  Deferred income taxes and other............................   (1,633)   (5,619)
                                                              --------  --------
GAAP NET INCOME.............................................. $  1,185  $  7,987
                                                              ========  ========
RECONCILIATION OF GAAP TO STATUTORY PREMIUMS                    1996      1995
--------------------------------------------                  --------  --------
GAAP PREMIUM INCOME.......................................... $ 25,020  $ 10,825
  Premiums from investment contracts.........................   66,166   153,583
                                                              --------  --------
STATUTORY PREMIUM INCOME..................................... $ 91,186  $164,408
                                                              ========  ========

                                     PART C

                                 OTHER INFORMATION

Item 24.    Financial Statements and Exhibits
            ---------------------------------

            (a)     Financial Statements

            The financial statements of The American Separate Account No.2 and The American Life Insurance Company of New York are included in Part B of this Registration Statement.

            (b)     Exhibits

Item 25.    Directors and Officers of the Depositor
            ---------------------------------------

     The name and position of each senior officer and director of the Insurance Company are set forth below. The business address of each senior officer and director is 320 Park Avenue, New York, NY 10022.

                                                   Positions and Offices
       Name                                            with Depositor
------------------                                 ---------------------

Manfred Altstadt                                   Senior Executive Vice
                                                   President and Chief
                                                   Financial Officer; Director

William Breneisen                                  Executive Vice President

Patrick A. Burns                                   Senior Executive Vice
                                                   President and
                                                   General Counsel; Director

Richard J. Ciecka                                  Director

William S. Conway                                  Executive Vice President;
                                                   Director

Rita Conyers                                       Executive Vice President
                                                   Director

Salvatore R. Curiale                               Senior Executive Vice
                                                   President; Director

John W. Davidson                                   Director

William A. DeMilt                                  Executive Vice President
                                                   and Treasurer; Director

James E. Flynn                                     Senior Vice President Field
                                                   Operations; Director

James M. Fox                                       Executive Vice President

Thomas E. Gilliam                                  Executive Vice President;
                                                   Director

John R. Grood                                      Senior Vice President,
                                                   Deputy Treasurer

Theodore L. Herman                                 Vice Chairman of the Board;
                                                   Director

Gregory A. Kleva                                   Executive Vice President and
                                                   Deputy General Counsel

Stephanie J. Kopp                                  Executive Vice President
                                                   and Corporate Secretary;
                                                   Director

Amir Lear                                          Senior Vice President

Howard Lichtenstein                                President and Chief
                                                   Operating Officer; Director

George L. Medlin                                   Senior Vice President,
                                                   Internal Audit

Thomas J. Moran                                Chairman of the Board and
                                               Chief Executive Officer;
                                               Director

Theodore J. O'Dell                             Senior Vice President &
                                               Controller

Marc Slutzky                                   Senior Vice President and
                                               Actuary



Item 27.    Number of Holders of Securities
            -------------------------------

     As of March 31, 1997, there were 4,288 Participants in The American Separate Account No. 2.

Item 29.    Principal Underwriters
            ----------------------

     (a) Mutual of America, the principal underwriter of the Separate Account, acts as sponsor of Mutual of America Investment Corporation, as depositor and principal underwriter of Mutual of America Separate Account No. 2, and as principal underwriter of The American Separate Account No. 3 of the Insurance Company.

     (b) The name, business address and position of each senior officer and director of Mutual of America are as follows:

NAME AND PRINCIPAL                        POSITIONS AND OFFICES
 BUSINESS ADDRESS                             WITH DEPOSITOR

                              Directors
                              ---------


Clifford L. Alexander, Jr.                Director
Washington, D.C.

Patricia A. Cahill                        Director
Denver, Colorado

John R. Dunne                             Director
Albany, New York

Roselyn P. Epps, M.D.                     Director
Bethesda, Maryland

Dudley H. Hafner                          Director
Dallas, Texas

Earle H. Harbison, Jr.                    Director
St. Louis, Missouri

Frances R. Hesselbein                     Director
New York, New York

William Kahn                              Director
St. Louis, Missouri

LaSalle D. Leffall, Jr., M.D.             Director
Washington, D.C.

Michael A. Pelavin                        Director
Flint, Michigan

Alan B. Reed                              Director
Buffalo Grove, Illinois

Francis H. Schott                         Director
New York, New York

O. Stanley Smith, Jr.                     Director
Columbia, South Carolina

Sheila M. Smythe                          Director
Valhalla, New York

Elie Wiesel                               Director
New York, New York

                               Officers-Directors
                               ------------------

William J. Flynn                          Chairman of the Board

Thomas J. Moran                           President and Chief Executive
                                          Officer

Richard J. Ciecka                         Vice Chairman of the Board

                                 Other Officers
                                 --------------

Manfred Altstadt                          Senior Executive Vice President
                                          and Chief Financial Officer

Diane M. Aramony                          Senior Vice President,
                                          Human Resources


Meyer Baruch                              Senior Vice President, Technical
                                          Services since July 1996; prior
                                          thereto, Assistant Chief of the Life
                                          Insurance and Companies Bureau of The
                                          New York State Insurance Department

Deborah Swinford Becker                   Senior Vice President and
                                          Associate General Counsel

Nicholas A. Branchina                     Senior Vice President and
                                          Associate Treasurer

William Breneisen                         Executive Vice President,
                                          Office of Technology

Jeremy J. Brown                           Executive Vice President and Chief
                                          Actuary since April 1997; prior
                                          thereto Consulting Actuary with
                                          Milliman & Robertson

Allen J. Bruckheimer                      Senior Vice President and
                                          Associate Treasurer

J. Thomas Burkard                         Senior Field Vice President,
                                          Special Markets

Patrick Burke                             Senior Vice President,
                                          Special Markets

Patrick A. Burns                          Senior Executive Vice President
                                          and General Counsel

John Cerrato                              Senior Vice President, Corporate
                                          Services

Edward Cole                               Senior Vice President,
                                          MIS Operations

William S. Conway                         Executive Vice President, Marketing

Rita Conyers                              Executive Vice President,
                                          Corporate Communications,
                                          Training and Leadership
                                          Development

Salvatore R. Curiale                      Senior Executive Vice President,
                                          Technical Operations

Linda DeHooge                             Senior Vice President and
                                          Assistant Secretary

William A. DeMilt                         Executive Vice President and Treasurer

Warren A. Essner                          Senior Vice President and
                                          Assistant to the President and
                                          Chief Executive Officer

James E. Flynn                            Senior Vice President,
                                          Field Operations

James M. Fox                              Executive Vice President, Real
                                          Estate Management, Internal
                                          Audit and Public Relations

Michael Gallagher                         Senior Vice President, Direct
Boca Raton, FL                            Response/Marketing

Harold J. Gannon                          Senior Vice President, Corporate Tax

Gordon Gaspard                            Senior Vice President,
                                          Technical Services

Robert Giaquinto                          Senior Vice President,
                                          MIS Operations

Thomas E. Gilliam                         Executive Vice President and Assistant
                                          to the Vice Chairman

John Greed                                Senior Vice President and Deputy
                                          Treasurer since July 1996; prior
                                          thereto, partner, Arthur Andersen LLP

Thomas A. Harwood                         Senior Vice President,
                                          Field Administration

Raymond J. Hayes                          Senior Vice President,
                                          Real Estate Management

Sandra Hersko                             Senior Vice President,
                                          Technical Administration


Edward J.T. Kenney                        Senior Vice President and Assistant
                                          to the President and Chief
                                          Executive Officer

Gregory A. Kleva, Jr.                     Executive Vice President and
                                          Deputy General Counsel

Stephanie J. Kopp                         Executive Vice President
                                          and Corporate Secretary

Robert Kordecki                           Senior Vice President,
                                          National Accounts

Amir Lear                                 Senior Vice President, Office of
                                          the President and Chief Executive
                                          Officer

Stanley M. Lenkowicz                      Senior Vice President and
                                          Deputy General Counsel

Thomas MacMurray                          Senior Field Vice President,
                                          National Accounts

Robert W. Maull                           Senior Vice President and
                                          Actuary

George L. Medlin                          Senior Vice President and
                                          Internal Auditor



Lynn M. Nalder                            Senior Vice President, Training
Boca Raton, FL                            and Leadership Development

Roger F. Napoleon                         Senior Vice President and
                                          Associate General Counsel

Theodore J. O'Dell                        Senior Vice President and
                                          Controller

James C. Peterson                         Senior Vice President, Training
                                          and Leadership Development

William Rose                              Senior Vice President,
                                          Individual Markets

Dennis J. Routledge                       Senior Vice President,
                                          LAN/Telecommunications

Robert W. Ruane                           Senior Vice President,
                                          Corporate Communications

William G. Shannon                        Senior Vice President,
                                          Individual Financial Planning

Walter W. Siegel                          Senior Vice President,
                                          Actuarial Consulting

Joan M. Squires                           Senior Vice President, MIS
                                          Business Applications

Raymond Yeager                            Senior Vice President,
Boca Raton, FL                            MIS Operations


The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

Item 32.  Undertakings.
          ------------

The Insurance Company undertakes that the aggregate fees and charges that the Insurance Company imposes under the Contracts will be reasonable in relation to the services the Insurance Company provides, the expenses the Insurance Company expects to incur, and the risks the Insurance Company has assumed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements of the Securities Act Rule 485(b) for the effectiveness of this amendment to Registration Statement and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, the State of New York, the 25th day of April, 1997.

                                THE AMERICAN LIFE SEPARATE
                                  ACCOUNT NO. 2
                                 (Registrant)



                                THE AMERICAN LIFE INSURANCE
                                  COMPANY OF NEW YORK
                                  Depositor)



                                By:/s/ Manfred Altstadt
                                   --------------------
                                   Manfred Altstadt
                                   Senior Executive Vice
                                   President and Chief
                                   Financial Officer


    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas J. Moran, Dolores J. Morrissey, Manfred Altstadt, Patrick A. Burns and Stephanie J. Kopp, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutional and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 1997.



Signature                                  Title


             *
___________________________      Chairman and Chief Executive
Thomas J. Moran                  Officer; Director


/s/ Manfred Altstadt             Senior Executive Vice
___________________________      President & Chief Financial
   Manfred Altstadt              Officer; Director


             *
___________________________      Senior Executive Vice President
Patrick A. Burns                 & General Counsel; Director


             *
___________________________      Director
Richard J. Ciecka


             *
___________________________      Director
William S. Conway


             *
___________________________      Director
Rita Conyers


             *
___________________________      Director
Salvatore Curiale


             *
___________________________      Director
John W. Davidson

             *
___________________________      Executive Vice President &
William A. DeMilt                Treasurer; Director


             *
___________________________      Senior Vice President; Director
James E. Flynn


             *
___________________________      Executive Vice President;
Thomas E. Gilliam                Director

             *
___________________________       Vice Chairman; Director
Theodore L. Herman


             *
___________________________       Executive Vice President &
Stephanie J. Kopp                 Secretary; Director


             *
___________________________       President & Chief Operating Officer;
Howard Lichtenstein               Director




*By /s/ Manfred Altstadt
   ---------------------
   Manfred Altstadt
   Attorney-in-Fact

                                 EXHIBIT INDEX


  NO.                                                               PAGE
  ---                                                               ----

 27.1      Financial Data Schedule for The American
           Separate Account No. 2


 27.2      Financial Data Schedule for The American
           Life Insurance Company of New York



 99.9      Consent of Jones & Blouch LLP

 99.10     Consent of Arthur Andersen LLP